UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________

SCHEDULE 14A
__________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Airspan Networks Holdings Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

Dear Airspan Stockholder:

I am pleased to invite you to the 2022 Annual Meeting of Stockholders of Airspan Networks Holdings Inc., to be held on Tuesday, June 21, 2022, at 11:00 a.m. Eastern Time. The annual meeting will be a completely virtual meeting conducted via live webcast. Stockholders will have an equal opportunity to participate at the annual meeting online regardless of their geographic location. You will be able to attend the annual meeting online and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/MIMO2022 and entering the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card or any additional voting instructions accompanying these proxy materials. For further information on how to participate at the annual meeting, please see the accompanying proxy statement. We recommend that you log in a few minutes before the annual meeting to ensure you are admitted when the annual meeting starts.

We are pleased to make our Annual Report on Form 10-K for the year ended December 31, 2021, and proxy materials available to stockholders over the Internet under the U.S. Securities and Exchange Commission’s Notice and Access rules. We believe this electronic delivery option provides our stockholders with information in a more timely, cost-efficient and environmentally-conscious manner versus providing materials in paper form.

It is very important that your shares be represented and voted at the annual meeting regardless of whether you plan to attend electronically. The accompanying proxy statement contains information about the matters on which you are asked to vote as well as specific instructions for voting over the telephone or via the Internet, or submitting your proxy. If you have previously received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can vote are contained in that notice. You are encouraged to read the materials carefully and vote in accordance with the recommendations of the Board of Directors.

Thank you for your investment in Airspan. We appreciate your support.

Sincerely,

/s/ Eric D. Stonestrom

Eric D. Stonestrom
Chief Executive Officer and Chairman of the Board of Directors

May 10, 2022

This proxy statement, along with the enclosed proxy card, is first being made available to stockholders on or about May 10, 2022.

AIRSPAN NETWORKS HOLDINGS INC.
777 Yamato Road, Suite 310
Boca Raton, Florida 33431

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Tuesday, June 21, 2022, 11:00 a.m. Eastern Time. Please allow ample time for the online check-in process.
Place:	The 2022 Annual Meeting of Stockholders of Airspan Networks Holdings Inc. (the “Annual Meeting”) will be held through a virtual web conference at www.virtualshareholdermeeting.com/MIMO2022.

To participate at the Annual Meeting, you will need your 16-digit control number, which can be found in your Notice of Internet Availability of Proxy Materials, on your proxy card or any additional voting instructions accompanying these proxy materials.

Record Date:	April 26, 2022 (the “Record Date”)
Items to be Voted On:

1.      The election of Mathew Oommen, Divya Seshamani and Eric D. Stonestrom as Class I directors, each for a three-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified;

2. To approve the Airspan Networks Holdings Inc. Amended and Restated 2021 Stock Incentive Plan;
3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
How to Vote:

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, MAIL OR VIA THE INTERNET, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

Our Board of Directors has fixed the close of business on April 26, 2022 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting at our principal executive offices, located at 777 Yamato Road, Suite 310, Boca Raton, Florida, during normal business hours. The complete list of these stockholders will also be available during the Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/MIMO2022.

By Order of the Board of Directors,

/s/ David Brant

David Brant
Secretary
May 10, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JUNE 21, 2022.

Our proxy materials, including our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2021, are available at the following websites: www.virtualshareholdermeeting.com/MIMO2022 and https:ir.airspan.com.

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of the Annual Meeting. We will mail a Notice of Internet Availability of Proxy Materials to certain of our stockholders. This Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

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BACKGROUND NOTE

On August 13, 2021 (the “Closing”), New Beginnings Acquisition Corp., a Delaware corporation (“New Beginnings”), Artemis Merger Sub Corp., a Delaware corporation and wholly-owned direct subsidiary of New Beginnings (“Merger Sub”), and Airspan Networks Inc., a Delaware corporation (“Legacy Airspan”), consummated their previously announced business combination (the “Business Combination”) pursuant to the terms of a Business Combination Agreement, dated as of March 8, 2021 (the “Business Combination Agreement”).

Pursuant to the Business Combination Agreement, on the Closing date, (i) New Beginnings changed its name to “Airspan Networks Holdings Inc.” and (ii) shares of Legacy Airspan capital stock issued and outstanding immediately prior to the Closing (including shares of Legacy Airspan capital stock issued pursuant to the net exercise of warrants to purchase Legacy Airspan capital stock, but excluding shares of Legacy Airspan restricted stock that were not Legacy Airspan accelerated restricted stock) were automatically converted into and became the right to receive 59,726,486 shares of Airspan Networks Holdings Inc. common stock and 9,000,000 warrants to purchase Airspan Networks Holdings Inc. common stock.

In this proxy statement, unless the context requires otherwise, references to “Airspan,” the “Company,” “we,” “us,” and “our,” and similar references refer to Airspan Networks Holdings Inc. and its wholly owned subsidiaries following the Business Combination and to Legacy Airspan prior to the Business Combination.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did you send me this proxy statement?

We sent you this proxy statement because our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders of Airspan Networks Holdings Inc. (the “Annual Meeting”) to be held on June 21, 2022, at 11:00 a.m. Eastern Time and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders as of the record date are entitled to notice of and to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 26, 2022. On the record date, there were 72,335,952 shares of our common stock outstanding. We have no other securities entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We do not have cumulative voting rights for the election of directors.

How many shares must be present to conduct the Annual Meeting?

The presence electronically or representation by proxy of a majority of the shares of common stock of the Company issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum. Abstentions and broker non-votes will be included in the shares present or represented at the Annual Meeting for purposes of determining whether a quorum is present, but will not affect the outcome of the vote on any proposal. As of the record date, there were 72,335,952 shares of our common stock issued and outstanding and entitled to vote. Accordingly, the holders of 36,167,977 shares of our common stock must be present or represented at the Annual Meeting to have a quorum. If a quorum is not present, the chair of the Annual Meeting may adjourn the meeting until a quorum is obtained.

What matters are to be voted on at the Annual Meeting?

The following proposals are scheduled to be voted on at the Annual Meeting:

1.      The election of Mathew Oommen, Divya Seshamani and Eric D. Stonestrom as Class I directors, each for a three-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified;

2.      The approval of the Airspan Networks Holdings Inc. Amended and Restated 2021 Stock Incentive Plan (the “Amended and Restated 2021 Plan”);

3.      The ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4.      Any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

How does the Board recommend that I vote?

The Board recommends that you vote:

1.      FOR the election the election of each of Mathew Oommen, Divya Seshamani and Eric D. Stonestrom as a Class I director, each for a three-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified;

2.      FOR the approval of our Amended and Restated 2021 Plan; and

3.      FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

How do I vote at the Annual Meeting?

Stockholders of record, who hold shares registered in their names, can vote by:

Internet www.proxyvote.com	Calling 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Return the signed proxy card

Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 11:59 p.m. on June 20, 2022.

Stockholders of record and beneficial stockholders may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number.

Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

Even if you plan to participate at our Annual Meeting via virtual web conference, please cast your vote as soon as possible.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement, FOR the approval of our Amended and Restated 2021 Plan and FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

During the Annual Meeting, a list of stockholders entitled to vote will be available for examination at www.virtualshareholdermeeting.com/MIMO2022. The list will also be available for 10 days prior to the Annual Meeting for a purpose germane to the meeting at our principal executive offices, Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431.

What does it mean if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement, multiple copies of the Notice of Internet Availability of Proxy Materials and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the telephone or via the Internet the shares represented by each Notice of Internet Availability of Proxy Materials that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices of Internet Availability of Proxy Materials).

May I change or revoke my vote?

Yes. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change or revoke your vote by submitting another later dated proxy by telephone, Internet or mail, by voting your shares electronically on the virtual meeting platform at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy) or by delivering a signed revocation letter to David Brant, the Company’s Secretary, at our address above before the Annual Meeting, which states that you have revoked your proxy. Your latest dated proxy card, Internet vote or telephone vote is the one that is counted. If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform.

What vote is required to elect directors and approve the other matters described in this proxy statement?

The election of Class I directors requires the affirmative vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. With respect to proposal to elect three Class I directors, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.

The approval of our Amended and Restated 2021 Plan requires the affirmative vote of a majority in voting power of the votes cast on this proposal. For this purpose, “votes cast” means all votes cast in favor of or against this proposal by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present, but will not include abstentions or broker non-votes. Accordingly, if you “ABSTAIN” from voting with respect to this proposal, it will have no effect on the vote for this proposal. Similarly, broker non-votes will also have no effect on the vote for this proposal.

The ratification of the appointment of Grant Thornton requires the affirmative vote of a majority in voting power of the votes cast on this proposal. For this purpose, “votes cast” means all votes cast in favor of or against this proposal by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present, but will not include abstentions or broker non-votes. Accordingly, if you “ABSTAIN” from voting with respect to this proposal, it will have no effect on the vote for this proposal. Similarly, broker non-votes will also have no effect on the vote for this proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, you are the “stockholder of record” of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.”

How do I vote if my bank or broker holds my shares in “street name”?

If, at the close of business on the record date, you held your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal 3 (Ratification of Independent Registered Accounting Firm)), but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposal 1 (Election of Directors) and Proposal 2 (Amendment and Restatement of 2021 Stock Incentive Plan). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal 3, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposal 1 and Proposal 2, your shares will not be voted on such proposal. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have no effect on the non-routine proposal. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

Preliminary voting results will be announced at the Annual Meeting. In addition, the Company will report the final results of the voting at the Annual Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

Who pays for the Company’s solicitation of proxies?

The Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.

What is “householding” and how does it work?

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or Annual Report on Form 10-K for the year ended December 31, 2021, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431, Attention: Investor Relations.

Stockholder who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How do I participate in the Annual Meeting?

We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual Annual Meeting and vote your shares electronically during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MIMO2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online check-in will be available beginning at 10:45 a.m. Eastern Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.

What if I need technical assistance?

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

PROPOSAL ONE — ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has nominated Mathew Oommen, Divya Seshamani and Eric D. Stonestrom as Class I director nominees for election at the Annual Meeting, each for a three-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Our Board is currently comprised of nine directors. As described in our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) our Board is currently divided into three classes. The term of our Class I directors expires at this Annual Meeting, the term of our Class II directors expires at the annual meeting of stockholders of the Company to be held in 2023 and the term of our Class III directors expires at the annual meeting of stockholders of the Company to be held in 2024. The following table describes the schedule for the election of our directors over the next three annual meetings of our stockholders and the terms our directors will serve if elected.

Meeting	Class of Directors Standing for Election	Term
2022 Annual Meeting	Class I	Three-year term expiring at 2025 Annual Meeting
2023 Annual Meeting	Class II	Three-year term expiring at 2026 Annual Meeting
2024 Annual Meeting	Class III	Three-year term expiring at 2027 Annual Meeting

If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Mathew Oommen, Divya Seshamani and Eric D. Stonestrom as Class I directors. Mathew Oommen, Divya Seshamani and Eric D. Stonestrom each currently serve on our Board, have consented to being named in this proxy statement and indicated their willingness to continue to serve on the Board if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of our common stock represented by proxies may be voted for a substitute nominee designated by our Board, or, in the discretion of our Board, our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.

The biographies of each of our current directors, including our Class I director nominees, are included below. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. Other than disclosed in this proxy statement, no arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

Required Vote

The election of Class I directors requires the affirmative vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present.

Board Recommendation

Our Board unanimously recommends that you vote “FOR” the election of each of Mathew Oommen, Divya Seshamani and Eric D. Stonestrom as Class I directors.

DIRECTOR BIOGRAPHIES

Class I director nominees to be elected at the Annual Meeting (subsequent term to expire in 2025)

Mathew Oommen, age 53, joined the board of directors of Legacy Airspan in June 2014. Mr. Oommen is President of Reliance Jio, leading the company’s Network and Service Platforms, which support over 400 million mobile customers and an extensive set of business and consumer fiber customers. In this role, Mr. Oommen is enabling India’s digital transformation to affordable and scalable broadband connectivity, driving the creation and adoption of digital services in the emerging metaverse and digital 3.0 economy. Mr. Oommen is a member of the board of directors of the GSMA, O-RAN Alliance, and Netradyne. Prior to Reliance, Mr. Oommen was Chief Technology Officer of Sprint, responsible for product, network and technology development, systems architecture, and device development, including M2M/Connected Car services. Prior to joining Sprint in 2008, Mr. Oommen also held executive positions at Williams Communications Group/Wiltel and MCI Worldcom/Verizon. Mr. Oommen’s industry experience make him a valued member of the Board.

Divya Seshamani, age 43, joined our Board in October 2021. Ms. Seshamani has served as the Managing Partner of Greensphere Capital LLP since 2011. From 2014 to 2017, she was a partner at TPG Europe LLP. A World Economic Forum Young Global Leader for her work in sustainable and impact investing, Ms. Seshamani was previously a council member of the Royal Institute of International Affairs (Chatham House) for two consecutive terms. She is currently a Non-Executive Director of Forterra PLC, a FTSE-250 British manufacturing business. She was appointed by the Secretary of State to advise the UK Government as a member of the HMG’s Council for Sustainable Business, where she leads the Net-Zero Initiative. Ms. Seshamani holds a Bachelor’s degree and Master’s degree in Politics, Philosophy and Economics from Oxford University and a Master’s in Business Administration from Harvard University. Ms. Seshamani’s experience as a private equity and venture capital investor in technology companies make her a valued member of the Board.

Eric D. Stonestrom, age 60, joined us as Executive Vice President and Chief Operating Officer in January 1998. In May 1998, he was named President and Chief Executive Officer, as well as a member of the board of directors of Legacy Airspan. Mr. Stonestrom remained President until the appointment of Glenn Laxdal as President in January 2022. In February 2022, Mr. Stonestrom was appointed Chairman of the Board. From 1995 to January 1998, Mr. Stonestrom was employed by DSC Communications Corporation (“DSC”), a provider of telecommunications equipment and services, as a Vice President of operating divisions, including our product line. From 1984 until 1995, Mr. Stonestrom worked at telecommunications corporations Bell Laboratories and AT&T in a variety of positions. He received B.S., M.S. and M. Eng. degrees in 1982, 1983 and 1984, respectively, from the College of Engineering at the University of California at Berkeley. Mr. Stonestrom’s industry experience, leadership abilities and strategic insight make him a valued member of the Board.

Class II directors (terms to expire in 2023)

Bandel L. Carano, age 60, joined the Legacy Airspan board of directors in September 2006. Mr. Carano, who was a member of the Legacy Airspan board of directors from January 1998 to February 2001, has been a general partner of Oak Investment Partners, a multi-stage venture capital firm, since 1987. Mr. Carano also serves on the board of directors of Centric Software, NeoPhotonics (NPTN:NYSE), NextNav (NN:NASDAQ) and nLight. Prior to Oak Investment Partners, Mr. Carano joined Morgan Stanley’s Venture Capital Group in 1983, where he was responsible for advising Morgan Stanley on high-tech new business development, as well as sponsoring venture investments. Mr. Carano holds a B.S. and an M.S. in Electrical Engineering from Stanford University. Mr. Carano’s board experience and experience as a venture capital investor in technology companies make him a valued member of the Board.

Michael T. Flynn, age 73, joined the Legacy Airspan board of directors in July 2001. From 1994 to 2004, Mr. Flynn served as group president of ALLTEL Corporation, an integrated telecommunications provider of wireline and wireless telephony, Internet and high-speed data services. Prior to that, he was an officer with SBC Corp and the Bell System for 25 years. From September 2005 to June of 2018, he was a member of the board of CALIX Inc. (CALX:NYSE), a manufacturer of broadband access equipment, and participated in its successful initial public offering in 2010. Mr. Flynn also served as a director of Atlantic Tel-Networks (ATNI:NASDAQ) from June 2010 to June 2019. He has previously served as a board member of several companies resulting in successful mergers or acquisitions, including: Taqua sold to Tekelec in 2004; WebEx Communications (WEBX:NASDAQ) sold to Cisco for $3.2 billion in 2007;

Bay Packets merged with GENBAND in 2006, where Mr. Flynn continued to serve until 2009; and iLinc (ILC:AMEX) sold to Broadsoft. Mr. Flynn earned his B.S. degree in Industrial Engineering from Texas A&M University in 1970. He attended the Dartmouth Institute in 1986 and the Harvard Advanced Management Program in 1988. Mr. Flynn’s business experience, mergers and acquisitions experience and board experience make him a valued member of the Board.

Scot B. Jarvis, age 61, joined the board of directors of Legacy Airspan in January 2011. He joined Oak Investment Partners in 1999 as a Venture Partner after a highly successful career in management and investment roles in the wireless communications industry. A graduate of the University of Washington, Scot founded and served as the first President of Nextlink Communications, served as a Regional President of Nextel, and served as a Senior Executive with McCaw Cellular (now AT&T Wireless). More recently, Scot was the Founder of Cedar Grove Investments, a private equity firm with a focus on wireless communications. He has served or currently serves on the boards of public and private companies, including Kratos Defense and Security Solutions, Vitesse Semiconductor, Spectrum Effect and Slingshot Sports. Mr. Jarvis’ industry experience, business experience and board experience make him a valued member of the Board.

Class III directors (terms to expire in 2024)

Thomas S. Huseby, age 74, joined the Legacy Airspan board of directors in January 1998, serving as Chairman of the Board from 1998 until 2000 and a second term as Chairman from 2010 until February 2022. Since August 1997, Mr. Huseby has served as the Managing Partner of SeaPoint Ventures, a venture capital fund focused on communications infrastructure. Mr. Huseby has served as a Venture Partner at Oak Investment Partners since 1997. Prior to founding SeaPoint Ventures, Mr. Huseby was the Chairman and CEO of Metawave Communications and prior to that of Innova Corporation. Mr. Huseby has a B.A. and a B.S.I.E. from Columbia University and an M.B.A. from Stanford University. Mr. Huseby’s business experience and experience as a venture capital investor in the communications industry make him a valued member of the Board.

Michael Liebowitz, age 53, has been a director since the inception of New Beginnings. He is an entrepreneur, private investor and seasoned business executive with extensive experience founding, acquiring, and monetizing businesses in the insurance and financial industries. Mr. Liebowitz served as President and Chief Executive Officer of Harbor Group Consulting LLC, an insurance and risk management consulting firm, from its formation in 1995 to 2018. Mr. Liebowitz currently serves as a Managing Director and Executive Vice President of Alliant Insurance Services, Inc., and President and Chief Executive Officer of the Harbor Group Division of Alliant Insurance Services Inc., which acquired Harbor Group Consulting in 2018. Mr. Liebowitz served as President and Chief Executive Officer of Innova Risk Management, a boutique real-estate insurance firm, which he acquired in 2006 in a joint venture with Douglas Elliman Real Estate and was subsequently sold in 2019. Innova is a leading provider of property and casualty insurance in the co-op and condominium markets in the New York area. In 2017, Mr. Liebowitz founded High Street Valuations, a firm that specializes in providing insurable value calculations for banks, capital market lenders, owners, and property management companies, for which he serves as President at Chief Executive Officer. Mr. Liebowitz has been a director of Douglas Elliman Inc. (NYSE: DOUG) since December 2021. Mr. Liebowitz served on the board of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), the parent company of Ladenburg Thalmann, from January 2019 to February 2020 and the board of The Hilb Group, a leading middle market insurance agency headquartered in Richmond, Virginia, from 2011 to 2013. Since 2008, Mr. Liebowitz has served as President and Chief Executive Officer of Hallman & Lorber Associates, Inc., a firm that provides consultancy and actuarial services to qualified pension plans. In 1999, Mr. Liebowitz was a founding principal of National Financial Partners Corp. (NYSE: NFP), which was taken public in 2003 and was acquired by a controlled affiliate of Madison Dearborn Partners, LLC in 2013. Mr. Liebowitz has acted as an advisor to many of the largest financial services companies around the globe on their complex insurance matters within their investment banking/M&A groups. Mr. Liebowitz is the managing member of M2AFO, LLC a family office vehicle he created in 2018. Mr. Liebowitz graduated from CW Post College-LI University with a B.S. in Finance. Mr. Liebowitz’s mergers and acquisitions experience, experience with special acquisition companies and board experience make him a valued member of the Board.

On August 13, 2021, New Beginnings Sponsor, LLC (the “Sponsor”) and certain stockholders of Legacy Airspan entered into a stockholders agreement (the “Stockholders Agreement) with us, which provides, among other things, that, from and after the Closing and until such time as the Sponsor beneficially owns less than 1,535,000 shares of our common stock, the Sponsor will have the right to nominate a director (the “Sponsor Director”), who is initially

Mr. Liebowitz. The Stockholders Agreement also provides that for so long as the Sponsor Director is an independent director, the Sponsor Director will be appointed to, and serve on, the Nominating and Corporate Governance Committee of the Board (or such other committee of the Board that is primarily responsible for nominating and corporate governance matters).

Dominique Trempont, age 68, joined the board of directors of Legacy Airspan in May 2018. He also serves on the board of On24, a public cloud based SaaS company that provides a leading cloud-based digital experience platform that makes it easy to create, scale, and personalize engaging experiences to drive measurable business growth, as its Lead Director and chair of the Compensation and Nomination/Governance Committees, since February 2010. He serves as a board director of Daily Mail and General Trust plc, a producer of content, information analytics and events for businesses and consumers, since February 2011. He served on the board of Real Networks, a cloud based SaaS company focused on mobile applications, as its Lead director and Chair of the Risk and Audit Committee, since July 2010. He also served as a director, chair of the Audit Committee and of the Nomination and Governance Committee of Energy Recovery, Inc., a manufacturer of efficient energy recovery devices utilized in the water desalination industry, for 9 years, since July 2008. From 2005 to November 2011, Mr. Trempont served as a director of Finisar Corporation, a global company that develops and markets high-speed data communication systems and software for networking and storage. From 2006 to April 2010, Mr. Trempont served as a director and chair of the audit committee of 3Com Corporation, a network management company that was acquired by Hewlett Packard in April 2010. From 2003 to 2005, Mr. Trempont was CEO-in-Residence at Battery Ventures, a venture capital firm. Prior to joining Battery Ventures, Mr. Trempont was Chairman, President and Chief Executive Officer of Kanisa, Inc., a cloud service company focused on artificial intelligence and machine learning to enable enterprise self-service applications, from 1999 to 2002. Mr. Trempont was President and CEO of Gemplus Corporation, a smart card and Internet-of-Things focused company, from 1997 to 1999. Prior to Gemplus, Mr. Trempont worked closely with Steve Jobs on the turnaround of NeXT Software; he served as Chief Financial Officer and head of Operations of the company. Mr. Trempont began his career at Raychem Corporation, a materials science and technology company focused on telecommunications, electronics, automotive and other industries. He was an adjunct professor at INSEAD from 2010 to 2016. Mr. Trempont earned an undergraduate degree in Economics from College St. Louis (Belgium), a B.A. with high honors in Business Administration and Software Engineering (LSM) from the University of Louvain (Belgium) and a master’s degree in Business Administration from INSEAD (France/Singapore). Mr. Trempont’s industry and board experience make him a valued member of the Board. In addition, Mr. Trempont’s background and skills qualify him to serve as an audit committee financial expert.

CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board. Pursuant to our Amended and Restated Bylaws (the “Bylaws”), the total number of directors is determined from time to time by resolution of our Board, subject to the Certificate of Incorporation and the Stockholders Agreement. Our Board currently consists of nine directors.

Director Independence

NYSE American LLC (“NYSE American”) listing standards require that we have a sufficient number of independent directors on our Board such that at least a majority of such directors are independent directors. An “independent director” is defined generally as a person other than an executive officer or employee of the Company or any other individual having a relationship which in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Ms. Seshamani and Messrs. Carano, Flynn, Huseby, Jarvis, Liebowitz and Trempont are “independent directors” under NYSE American listing standards and applicable SEC rules. Prior to the consummation of the Business Combination, the board of directors of New Beginnings had determined that former New Beginnings directors Mr. Benjamin Garrett, Mr. Frank A. Del Rio, Mr. Perry Weitz and Dean Kate Walsh were “independent directors” under NYSE American listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure

We believe that the structure of our Board and its committees provides strong overall management of our Company. We do not currently have a policy as to whether the offices of Chair of the Board and Chief Executive Officer should be separate, or whether the Chair of the Board should be an employee or elected from among non-employee directors. Our Board believes that it is in the best interests of the Company to have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership. Our Corporate Governance Guidelines provide that a lead director may be elected by the independent directors when the Chair of the Board is a member of management or does not otherwise qualify as independent. The lead director’s responsibilities would include, among other things, presiding over all meetings of the Board at which the Chair of the Board is not present, approving Board meeting schedules and agendas and acting as the liaison between the independent directors and the Chief Executive Officer and the Chair of the Board.

The Board has determined that the best leadership structure for Airspan at this time is to combine the Chair of the Board and Chief Executive Officer positions, with Mr. Stonestrom serving as Chair of the Board and Chief Executive Officer, and not having a lead director. Our Board has determined that combining the roles of Chair of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it provides unified leadership by Mr. Stonestrom and allows for a single, clear focus for management to execute the Company’s strategy and business plans. The Board believes that this overall structure meets the current corporate governance needs and oversight responsibilities of the Board. Moreover, the Board believes that the independent directors, who compromise a majority of the Board, provide an effective oversight of management.

The Board may modify its leadership structure in the future as it deems appropriate.

Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. The audit committee of our Board (the “Audit Committee”) is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Board Meetings and Attendance

Board members are expected to prepare for and attend all meetings of the Board and committees on which they serve. Given the timing of the Closing of our Business Combination on August 13, 2021, our Board held one meeting in 2021, the Audit Committee held one meeting in 2021, the compensation committee of our Board (the “Compensation Committee”) held one meeting in 2021 and the Nominating and Corporate Governance Committee held no meetings in 2021. During 2021, each director attended at least 75% of the aggregate of the total number of Board meetings (held during the period for which they were a director) and the total number of meetings held by all committees of the Board on which they served (during the periods that they served), except for Mr. Oommen. Although we do not maintain a formal policy regarding director attendance at stockholder meetings, we encourage all directors to attend and attempt to schedule such meetings so that all directors can attend. We did not hold an annual meeting of stockholders in 2021.

Criteria for Selection of Directors

The Nominating and Corporate Governance Committee is responsible for identifying individuals that are qualified to become members of the Board and ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee may take into account many factors and seek individuals with backgrounds and qualities that, when combined with those of the Company’s incumbent directors, provide a mix of specific experience qualifications and skills in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure. In recommending director candidates for election to the Board, the Nominating and Corporate Governance Committee will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments, as well as whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In evaluating director candidates, the Nominating and Corporate Governance Committee may also consider the following criteria, as well as any other factor that it deems to be relevant: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly-held company; the candidate’s experience as a board member of another publicly-held company; the candidate’s professional and academic experience relevant to our industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meeting and committee meetings, if applicable; and the candidate’s geographic background, gender, age and ethnicity.

Diversity and Inclusion

We believe in attracting, developing and retaining diverse teams. We embrace diversity and inclusion and strive to provide an environment rich with diverse skills, backgrounds and perspectives.

Recommendation of Directors by Stockholders

The Nominating and Corporate Governance Committee will consider candidates for election as a director of the Company that are recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in our Bylaws for nominations by stockholders of persons to serve as directors. The Nominating and Corporate Governance Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Nominating and Corporate Governance Committee, as described above.

Pursuant to the Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be generally made by any stockholder of the Company entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary. To be timely, a stockholder’s notice with respect to an annual meeting of stockholders must be delivered to, or mailed and received at, our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event no annual meeting of stockholders was held in the preceding year, a stockholder’s notices must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us; provided, further, that if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, a stockholder’s notice must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. To be timely, a stockholder’s notice with respect to a special meeting of stockholders must be delivered to, or mailed and received at, our principal executive offices not earlier than 120 days prior to the special meeting and not later than the later of 90 days prior to the special meeting and the 10th day following the day on which public disclosure of the date of the special meeting is first made by us.

The stockholder’s notice or recommendation is required to contain certain prescribed information about each person whom the stockholder proposes to nominate for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director nominations should be sent to Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431, Attention: Secretary. See “Additional Information — Stockholder Proposals for 2023 Annual Meeting of Stockholders.”

Corporate Governance

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of this corporate governance include:

•        we have independent director representation on our Audit, Compensation and Nominating and Corporate Governance Committees, and our independent directors meet regularly in executive sessions without the presence of our management or non-independent directors;

•        at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC; and

•        we have implemented a range of other corporate governance best practices, including a robust director education program.

Board Committees

Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and standing committees. We have a standing Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee

Our Audit Committee is responsible for, among other things:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board (“FASB”), the SEC or other regulatory authorities.

Our Audit Committee consists of Ms. Seshamani and Messrs. Liebowitz and Trempont, with Mr. Trempont serving as chair. Under the NYSE American listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Our Board has affirmatively determined that Ms. Seshamani and Messrs. Liebowitz and Trempont each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Securities Exchange Act of 1933, as amended (the “Exchange Act”) and the NYSE American rules. Each member of our Audit Committee also meets the financial literacy requirements of NYSE American listing standards. In addition, our Board has determined that Mr. Trempont qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. Our Board has adopted a written charter for the Audit Committee, which is available in the “Investor Relations” section of our corporate website at https://ir.airspan.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Our Compensation Committee consists of Messrs. Flynn, Huseby and Jarvis, with Mr. Jarvis serving as chair. Our Board has affirmatively determined that Messrs. Flynn, Huseby and Jarvis each meet the definition of “independent director” for purposes of serving on the Compensation Committee under the NYSE American rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board has adopted a written charter for the Compensation Committee, which is available in the “Investor Relations” section of our corporate website at https://ir.airspan.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of our Board, its committees, individual directors and management in the governance of our company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Our Nominating and Corporate Governance Committee consists of Ms. Seshamani and Messrs. Carano, Huseby, Liebowitz and Trempont, with Mr. Huseby serving as chair. Our Board has affirmatively determined that Ms. Seshamani and Messrs. Carano, Huseby, Liebowitz and Trempont each meet the definition of “independent director” under the NYSE American rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available in the “Investor Relations” section of our corporate website at https://ir.airspan.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available in the “Investor Relations” section of our corporate website at ir.airspan.com/corporate-governance. We intend to disclose any amendment to, or waiver from, a provision of the code of business conduct that applies to our principal executive officer, principal financial officer or principal accounting officer on our corporate website. The information on any of our websites is deemed not to be incorporated in this proxy statements or to be part of this proxy statement.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2021, or at any other time, one of our officers or employees. During 2021, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Compensation Committee.

Hedging of Company Securities

We believe it is improper and inappropriate for any person associated with Airspan to engage in short-term or speculative transactions involving our securities. Directors, officers and employees of the Company, including contractors and other temporary personnel, and immediate family members of employees of the Company (collectively referred to as “Insiders”) are therefore prohibited under our Insider Trading Policy from trading in any interest or position relating to the future price of our securities, such as a put, call or short sale or other derivative securities on our securities. Our Insider Trading Policy also prohibits Insiders from (i) entering into hedging or monetization transactions or similar arrangements with respect to our securities, (ii) holding our securities in a margin account or (iii) pledging our securities as collateral for a loan.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders and interested parties, and will respond if and as appropriate. Our General Counsel is primarily responsible for monitoring communications from stockholders and interested parties and for providing copies or summaries to the directors, as appropriate. Our General Counsel, in consultation with appropriate directors as necessary, will review all incoming stockholder and interested party communications and screen for communications that (i) are solicitations for products and services, (ii) relate to matters of a personal nature not relevant for our Board to consider and (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board or us, including, without limitation, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, our General Counsel will route such communications to the appropriate director(s) or, if none is specified, to the Chair of the Board or the lead independent director if the Chair of the Board is not independent. Stockholders and interested parties who wish to send communications on any topic to the Board, the non-employee directors or any director should address such communications to the Board of Directors/Non-Employee Directors, c/o General Counsel, Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431.

Our Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of the date of this proxy statement:

Name	Age	Position
Eric D. Stonestrom*	60	Chief Executive Officer and Chairman of the Board
Glenn Laxdal	62	President and Chief Operating Officer
David Brant	58	Senior Vice President and Chief Financial Officer
Henrik Smith-Petersen	58	Chief Sales and Marketing Officer
Uzi Shalev	64	Chief Technology Officer
Eli Leizerovitz	58	Head of Products

____________

*        Mr. Stonestrom is a member of our Board. See “Proposal One — Election of Directors” for more information about Mr. Stonestrom.

Glenn Laxdal was appointed as our President and Chief Operating Officer in January 2022. Mr. Laxdal previously served since 2017 as senior vice president and general manager of product management at Infinera Corp., a provider of connectivity solutions (“Infinera”), where he was responsible for all operational aspects of Infinera’s product business. Prior to joining Infinera, Mr. Laxdal was head of network products in North America for Telefonaktiebolaget LM Ericsson (“Ericsson”) from 2016 to 2017, overseeing strategy, product management and solution development. Mr. Laxdal also served as chief technology officer and head of strategy for Ericsson North America from 2014 to 2017. Prior to Ericsson, Mr. Laxdal served as vice president of global product management at BlackBerry Ltd. from 2009 to 2012 and prior to that held executive roles in product management and operations at Airvana, Inc. and Nortel Networks Inc. Mr. Laxdal holds an M.B.A. from the University of Toronto and a B.A. in Economics and Bachelor of Commerce degrees from the University of Saskatchewan.

David Brant joined us in January 1998 as Finance Director. He became Senior Vice President and Chief Financial Officer in January 2007. Between July 2000 and December 2005 Mr. Brant served as Vice President Finance and Controller. In December 2005 we transferred our Finance function to the United States, and he assumed an operating role leading our AS.NET division, broadening his experience across the operational functions of our Company. From 1990 to 1998, Mr. Brant was employed by DSC in various financial roles, the last post as Director of European Accounting. He received a B.A. in Mathematical Economics in 1984 from Essex University and is a Fellow of the Association of Chartered Certified Accountants.

Henrik Smith-Petersen is our Chief Sales and Marketing Officer. Mr. Smith-Petersen joined us in February 1998 as Senior Director in Sales. He became Regional Vice President for Asia Pacific in April 2000, in February 2001 became President, Asia Pacific, and in February 2009 became President, Global Business Development. Prior to joining us, from July 1997 he was with DSC as Director of Business Development. At DSC he gained extensive experience developing new business and partnerships worldwide in the wireless telecommunication market. Before joining DSC, he worked for four years for AT&T’s Network Systems Group in Italy, where he developed AT&T’s operation systems business and later became Key Account Manager for Italtel, AT&T’s local partner in Milan, developing the Telecom Italia business. He received his B.Sc. in Business Economics degree from Copenhagen School of Economics in Denmark in 1990, and an M.B.A. from SDA BOCCONI University in Milan in 1992.

Uzi Shalev is our Chief Technology Officer. Mr. Shalev was our Chief Operating Officer from August 2008 until January 2022, when he was appointed as our Chief Technology Officer. Prior to being appointed Chief Operating Officer, Mr. Shalev was Vice President and General Manager of Airspan Israel. Mr. Shalev joined Marconi in January 2001 as Vice President of Engineering and was appointed as Vice President and General Manager of Airspan Israel at the acquisition in 2002. Prior to joining us, he served as Senior Vice President Engineering with RADVision, developing Voice and Video over IP products. From 1985 until 1993, Mr. Shalev worked in various projects in the Israel Aircraft Industries. He has 23 years of experience in telecommunications and wireless products, in managerial and technical roles. Mr. Shalev holds a B.Sc. degree in Mathematics and Computer Science from the Hebrew University of Jerusalem.

Eli Leizerovitz joined us in July 2018 as Head of Products, responsible for leading our product innovation, strategy and technology. Mr. Leizerovitz has a wealth of experience in the telecommunication industry, most recently spending six years as Senior Director of Business Development at Qualcomm Incorporated (“Qualcomm”), heading business development for Qualcomm’s Cellular Infrastructure Products. Prior to joining Qualcomm, Mr. Leizerovitz spent a combined 11 years as Vice President of Sales at DesignArt Networks and Vice President of Sales and Business Development at Provigent. Mr. Leizerovitz has also held Sales, Business Development and Project Management positions at Nice Systems and Tadiran Spectralink. Mr. Leizerovitz holds a B.Sc. degree in Electrical & Computer Engineering from the Technion and an M.B.A. degree from Tel-Aviv University.

Compensation of Directors and Officers

Our executive compensation program reflects our compensation policies and philosophies, as they may be modified and updated from time to time.

Decisions with respect to the compensation of our executive officers, including our named executive officers, is made by the Compensation Committee. In fulfilling its responsibilities, the Compensation Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, independent legal counsel or other advisers.

In 2021, our Compensation Committee retained Board Advisory, LLC (“Board Advisory”) as its compensation consultant to provide advice and guidance on the overall competitiveness of our pay methodology for 2021. Board Advisory was instructed to provide an independent review of our peer group, provide a review of executive and Board compensation against peer companies and provide recommendations for prospective awards of performance-based cash and equity. Board Advisory reports directly to our Compensation Committee. Our Compensation Committee may, in its sole discretion, terminate or replace any compensation consultant it retains, and we are required to provide appropriate funding, as determined by our Compensation Committee, for the payment of reasonable compensation to any compensation consultant retained by our Compensation Committee. Board Advisory provides no services to, and earns no fees from, us outside of its engagement with our Compensation Committee. Our Compensation Committee has determined that Board Advisory is independent from management based upon the consideration of relevant factors, including:

•        that Board Advisory does not provide any services to us, except advisory services to our Compensation Committee;

•        that the amount of fees received from us by Board Advisory is not material as a percentage of Board Advisory’s total revenue;

•        that Board Advisory has policies and procedures that are designed to prevent conflicts of interest;

•        that Board Advisory and its employees who provide services to our Compensation Committee do not have any business or personal relationship with any member of our Compensation Committee or any of our executive officers; and

•        that Board Advisory and its employees who provide services to our Compensation Committee do not own any shares of our common stock.

Our executive compensation programs for 2021 are further described below under “Executive Compensation.”

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of reports on Forms 3 and 4 and amendments thereto filed electronically with the SEC during, and reports on Form 5 and amendments thereto filed electronically with the SEC with respect to, the year ended December 31, 2021, and based further upon written representations received by us with respect to the need to file reports on Form 5, no persons filed late reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2021.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. As an emerging growth company, we comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These three officers are referred to as our named executive officers.

In 2021, our “named executive officers” and their positions were as follows:

•        Eric. D. Stonestrom, Chief Executive Officer and Chairman of the Board of Directors;

•        David Brant, Senior Vice President & Chief Financial Officer; and

•        Henrik Smith-Petersen, Chief Sales & Marketing Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our named executive officers.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Eric D. Stonestrom,	2021		$512,922	$216,945	$6,825,000	$851,245	$7,000,000	$169,113	$15,575,225
Chief Executive Officer and Chairman of the Board of Directors	2020		$500,000	$225,000	$609,128	$602,395	$—	$11,400	$1,947,923
David Brant,	2021	(5)	$373,742	$131,679	$3,412,500	$425,625	$3,455,202	$49,041	$7,847,789
Senior Vice President & Chief Financial Officer	2020	(6)	$340,369	$127,639	$304,564	$301,197	$—	$25,530	$1,099,299
Henrik Smith-Petersen	2021	(5)	$359,504	$—	$2,849,438	$355,372	$3,213,775	$26,963	$6,805,052
Chief Sales & Marketing Officer	2020	(6)	$307,678	$—	$76,147	$677,205	$215,555	$23,249	$1,299,834

____________

(1)      The amounts in this column represent the aggregate grant date fair value of restricted stock units granted to each named executive officer pursuant to Legacy Airspan’s management incentive plan (the “MIP”) in connection with the Closing of the Business Combination, computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718. See Note 17 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, for a discussion of the assumptions used in determining the grant date fair value of our equity awards.

(2)      The amounts in this column represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718. See Note 17 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, for a discussion of the assumptions used in determining the grant date fair value of our equity awards.

(3)      The amounts in this column represent amounts paid pursuant to the MIP in connection with the Closing of the Business Combination and amounts earned by Mr. Smith-Petersen under a sales compensation plan.

(4)      With respect to Mr. Stonestrom, represents our matching contributions under our 401(k) plan and payment for unused vacation. With respect to Messrs. Brant and Smith-Petersen, represents our contributions under U.K. pension scheme and payment for unused vacation.

(5)      Amounts have been converted from British pounds to U.S. dollars at a rate of £1 to $0.7266, which represents the average of the exchange rate on the last day of each month in 2021.

(6)      Amounts have been converted from British pounds to U.S. dollars at a rate of £1 to $0.7774, which represents the average of the exchange rate on the last day of each month in 2020.

Narrative Disclosure to Summary Compensation Table

We have historically provided compensation for our named executive officers by way of base salary and bonus, both of which are provided under the named executive officer’s employment agreement, as well as equity awards.

Employment Agreements

All of our named executive officers are employed with employment agreements.

Eric Stonestrom, Chief Executive Officer

Mr. Stonestrom’s base salary under his employment agreement, dated January 12, 1998, is subject to periodic review and adjustment by our Board. As of December 31, 2021, Mr. Stonestrom’s base salary was $517,500 per year. On February 8, 2022, the Board increased Mr. Stonestrom’s base salary to $567,500 per year. Additionally, Mr. Stonestrom is eligible to receive certain bonus compensation under our bonus plan at a target of 60% of his base salary and is eligible to receive grants under our equity compensation plans. Mr. Stonestrom’s employment agreement has no specified term. See the caption “Potential Payments Upon Termination or Change in Control” for details regarding potential severance payments.

David Brant, Senior Vice President & Chief Financial Officer

Mr. Brant’s base salary under his employment agreement, effective as of January 1, 2007, has since been increased to its current level of £273,877 per year, subject to periodic review and adjustment. Additionally, Mr. Brant is eligible to receive certain bonus compensation under our bonus plan at a target of 50% of his base salary and is eligible to receive grants under our equity compensation plans. Mr. Brant’s employment agreement has no specified term. See the caption “Potential Payments Upon Termination or Change in Control” for details regarding potential severance payments.

Henrik Smith-Petersen, Chief Sales and Marketing Officer

Mr. Smith Petersen’s base salary under his employment agreement, dated October 7, 2009, has since been increased to its current level of £254,999 per year, subject to periodic review and adjustment. Additionally, Mr. Smith-Petersen is eligible to receive certain bonus compensation under our sales compensation plan at a level of up to 70% of his base salary, plus certain spot bonuses for achieving specific sales goals. Mr. Smith-Petersen is also eligible to receive grants under our equity compensation plans. Mr. Smith-Petersen’s employment agreement has no specified term. See the caption “Potential Payments Upon Termination or Change in Control” for details regarding potential severance payments.

Equity Awards

We have historically offered stock options and restricted stock awards to our named executive officers, as the long-term incentive component of our compensation program. Our stock options generally allow employees to purchase shares of common stock at a price equal to the fair market value of that common stock on the date of grant. Our restricted stock awards generally remain subject to forfeiture until the risks of forfeiture lapse according to their terms. Historically, restricted stock awards vested upon the earlier of either of the following events that occurred on or prior to the 10th anniversary of the date of grant: (i) the date of a change in control; or (ii) the effective date of an initial public offering. In connection with the Closing of the Business Combination, the provisions of our outstanding restricted stock awards were amended to provide that vesting would occur on the earliest to occur of (a) August 13, 2022, (b) death, (c) disability and (d) qualifying separation, provided that the holder continues to be employed by us, or continues to be a director of ours, through such date or event.

The following table sets forth the options to purchase shares of common stock granted to our named executive officers during 2021.

Named Executive Officer	2021 Stock Options Granted
Eric D. Stonestrom	135,333
David Brant	67,667
Henrik Smith-Petersen	56,498

These stock options were granted on January 28, 2021 and vest as to 25% of the shares on the first anniversary of the date of grant, and vest monthly as to 1/48 of the shares for each of the 36 months following the first anniversary of the date of grant, such that the stock option is fully-vested in four years. The number of stock options presented in the above table represents stock options to purchase Legacy Airspan stock. In connection with the Closing, the stock options were converted into options to purchase shares of our common stock. See the “Outstanding Equity Awards at 2021 Fiscal Year-End” table below.

No restricted stock awards were made to our named executive officers during 2021.

In addition, as described in greater detail below, in connection with the Closing of the Business Combination, we granted restricted stock units with respect to 1,750,000 shares of our common stock (“MIP RSUs”) to the participants in the MIP (the “MIP Participants”), which included our named executive officers and certain of our directors.

MIP

At the Closing of the Business Combination, certain of our directors and executive officers received, in full satisfaction of their rights under the MIP, an aggregate of $17,500,000 in cash and MIP RSUs with respect to an aggregate of 1,750,000 shares of our common stock. The MIP RSUs will vest on the earliest to occur of (i) August 13, 2022, (ii) the MIP Participant’s death, (iii) the MIP Participant’s disability and (iv) the MIP Participant’s qualifying separation, provided that the MIP Participant continues to be employed by us, or continues to be a director of ours, through such date or event. The amounts of cash and MIP RSUs received by our directors and named executive officers under the MIP in connection with the Closing of the Business Combination are set forth below:

Name	Cash	MIP RSUs
Eric D. Stonestrom	$7,000,000	700,000
David Brant	$3,500,000	350,000
Henrik Smith-Petersen	$2,922,500	292,250
Thomas S. Huseby	$1,750,000	175,000
Michael T. Flynn	$577,500	57,750

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table provides information regarding outstanding equity awards for our named executive officers as of December 31, 2021.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Eric D. Stonestrom	8/13/21(1)					700,000	$2,653,000	(5)
	1/28/21(2)	—	42,292	$6.29	1/28/31
	2/11/20(2)	61,371	85,921	$3.96	2/11/30
	2/11/20(3)					153,712	$582,568	(5)
	1/29/19(2)	171,798	63,811	$5.42	1/29/29
	4/27/17(2)	234,739	—	$3.36	4/27/27
	2/3/16(2)	111,566	—	$2.66	2/3/26
	1/29/15(2)	83,334	—	$2.53	1/29/25
	11/4/14(2)	103,957	—	$2.53	11/4/24
	6/9/14(2)	194,803	—	$1.95	6/9/14
David Brant	8/13/21(1)					350,000	$1,326,500	(5)
	1/28/21(2)	—	21,146	$6.26	1/28/31
	2/11/20(2)	30,685	42,961	$3.96	2/11/30
	2/11/20(3)					76,856	$291,284	(5)
	1/29/19(2)	85,899	31,906	$5.42	1/29/29
	4/27/17(3)	117,370	—	$3.36	4/27/27
	2/3/16(2)	55,783	—	$2.66	2/3/26
	1/29/15(2)	41,667	—	$2.53	1/29/25
	11/4/14(2)	51,976	—	$2.53	11/4/24
	6/9/14(2)	97,404	—	$1.95	6/9/24
Henrik Smith-Petersen	8/13/21(1)					292,250	$1,107,628	(5)
	1/28/21(4)	—	17,656	$6.29	1/28/31
	2/11/20(4)	68,993	96,592	$3.96	2/11/20
	2/11/20(3)					19,215	$72,825	(5)
	1/29/19(4)	42,949	15,953	$5.42	1/29/29
	4/27/17(4)	58,685	—	$3.36	4/27/27
	2/3/16(4)	27,897	—	$2.66	2/3/26
	1/29/15(4)	20,831	—	$2.53	1/29/25
	11/4/14(4)	25,982	—	$2.53	11/4/24
	6/9/14(4)	72080	—	$1.95	6/9/24

____________

(1)      Represents MIP RSUs granted at the Closing of the Business Combination. Vests on the earliest to occur of (i) August 13, 2022, (ii) the MIP Participant’s death, (iii) the MIP Participant’s disability and (iv) the MIP Participant’s qualifying separation, provided that the MIP Participant continues to be employed by us, or continues to be a director of ours, through such date or event.

(2)      Vests (subject to continued service) as to 25% on first anniversary of grant date, and in 36 equal monthly installments thereafter, with all remaining unvested options vesting upon a change in control.

(3)      Originally vested upon the earlier of either of the following events that occurred on or prior to the 10th anniversary of the date of grant: (i) the date of a change in control; or (ii) the effective date of an initial public offering. At Closing, the vesting restrictions with respect to these restricted stock awards were revised to provide that the restricted stock will vest in full on the earliest to occur of (i) August 13, 2022, (ii) the holder’s death, (iii) the holder’s disability and (iv) the holder’s qualifying separation, provided that the holder continues to be employed by us, or continues to be a director of ours, through such date or event.

(4)      Vests (subject to continued service) as to 25% on first anniversary of grant date, and in 36 equal monthly installments thereafter, with 50% of any remaining unvested options vesting upon a change in control.

(5)      Valued at $3.79 per share, the closing market price of one share of our common stock on the NYSE American on December 31, 2021.

Retirement Benefits

We maintain a 401(k) retirement savings plan for our U.S.-based employees, including Mr. Stonestrom. Mr. Stonestrom is eligible to participate in the 401(k) plan on the same terms as other full-time employees, including employer matching contributions.

With respect to our European-based employees, including named executive officers, Messrs. Brant and Smith-Petersen, we contribute an amount equivalent to 7.5 percent of base salary to a pension plan.

Potential Payments Upon Termination or Change in Control

Name	Amount Paid on Our Terminating the Employment Contract without Cause(4)
Eric D. Stonestrom(1)	$517,500 (equivalent to 12 months’ base salary)
David Brant(2)	$376,929 (equivalent to 12 months’ base salary)
Henrik Smith-Petersen(3)	$350,948 (equivalent to 12 months’ base salary)

____________

(1)      On involuntary termination of Mr. Stonestrom’s contract he is entitled to receive severance of 12 months’ base salary. On February 8, 2022, Mr. Stonestrom’s base salary under his employment agreement was increased to $567,500 per year.

(2)      Under Mr. Brant’s current employment agreement, which became effective January 1, 2007, in the event of termination of Mr. Brant other than for “cause” (as defined in his employment agreement) or if he terminates his employment with “good reason” (as defined in his employment agreement), Mr. Brant would be entitled to severance equal to 12 months’ base salary as of the termination date or approximately $376,929, payable bi-weekly. If Mr. Brant is terminated within one year of the effective date of a “change in control” (as defined in his employment agreement) or voluntarily terminates his employment because of a required relocation or a material change in his responsibilities, Mr. Brant would be entitled to receive severance of 12 months’ total cash compensation that would otherwise have been payable, including all bonuses. Assuming termination based on a change in control at December 31, 2021, Mr. Brant would have been entitled to compensation of approximately $376,929 (equivalent to 12 months’ base salary), plus bonuses and benefits, payable bi-weekly.

(3)      On termination without cause, Mr. Smith-Petersen would be entitled to severance equal to twelve months’ base pay or approximately $350,948, assuming termination on December 31, 2021, plus any accrued commissions Mr. Smith-Petersen had earned on Asia business.

(4)      The termination payment arrangements for the named executive officers were individually negotiated with each named executive officer at different time periods. We do not have a policy or set parameters for such arrangements and do not believe that such arrangements materially affected the other compensation elements for the named executive officers.

Upon the occurrence of a “change in control”, as defined in our stock option agreements under our equity compensation plans, the following provisions apply to option awards under our equity compensation plans:

Upon the occurrence of a “change in control,” if we or any successor, assign, or purchaser thereof does not either: (a) continue the option (as adjusted, if necessary, to retain its pre-“change in control” economic value and aggregate “spread” between the option shares’ fair market value and exercise price) or (b) grant a new option of at least equivalent economic value, aggregate “spread,” and other terms and conditions as the pre-“change in control” option, then an additional 50 percent (100 percent in the case of options granted to Mr. Stonestrom and Mr. Brant) of any remaining unvested options will automatically vest. In the case of options granted to Mr. Stonestrom and Mr. Brant, if there is a “change in control” and we or any successor, assign, or purchaser thereof either: (i) continues the option (as adjusted, if necessary, to retain its pre-“change in control” economic value and aggregate “spread” between the option shares’ fair market value and exercise price) or (ii) grants a new option of at least equivalent economic value, aggregate “spread,” and other terms and conditions as the pre-“change in control” option, and within two years of the effective date of the “change in control” either optionee’s employment is terminated, or the optionee voluntarily terminates their employment with good reason, then 100 percent of any remaining options will automatically vest. All such vested options may be exercised (together with any other previously or subsequently vested options) until the later of (A) the date related to termination of the employee, or (B) one year from such “change in control”, but in no event longer than ten years from the original date of grant.

A “change in control” as defined in the stock option agreements under our equity compensation plans means any consolidation or merger of us with or into another corporation or entity (after which our pre-existing stockholders do not own a majority of the outstanding shares of the surviving entity), an acquisition or sale of substantially all of our assets or a sale of stock in a single transaction (or several related transactions) to one person (or a group acting together) who, as a result of such transaction, shall own more than 50% voting control of us, or any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

Legacy Airspan 2009 Omnibus Equity Compensation Plan

At the Closing, we assumed Legacy Airspan’s 2009 Omnibus Equity Compensation Plan (the “Legacy Airspan Plan”) and the options to purchase Legacy Airspan capital stock granted thereunder that were outstanding immediately prior to the Closing were converted into options to purchase an aggregate of 5,815,796 shares of our common stock and the shares of Legacy Airspan restricted stock granted thereunder that were outstanding immediately prior to the Closing were converted into an aggregate of 345,471 shares of our restricted common stock. We have not granted and will not grant any awards under the Legacy Airspan Plan following the Closing.

Airspan Networks Holdings Inc. 2021 Stock Incentive Plan

On August 11, 2021, at a special meeting in lieu of the 2021 annual meeting of stockholders of New Beginnings, the stockholders of New Beginnings considered and approved our 2021 Stock Incentive Plan (the “Original 2021 Plan”). The Original 2021 Plan authorizes the compensation committee of the Board to provide incentive compensation to eligible employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to us, or any person to whom we extend an offer of employment or engagement, in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and other stock-based awards. The Original 2021 Plan authorizes the issuance of up to 6,007,718 shares of our common stock, plus any shares of our common stock subject to outstanding awards under the Legacy Airspan Plan that are forfeited or reacquired by us due to termination or cancellation. At the Annual Meeting, our stockholders will vote on the approval of our Amended and Restated 2021 Plan. See “Proposal Two — Amendment and Restatement of 2021 Stock Incentive Plan” for more information.

Director Compensation

We have historically paid certain of our directors annual fees, as well as meeting fees, for participation on certain committees. Prior to the Closing on August 13, 2021, Legacy Airspan paid its directors the annual and meeting fees set forth in the following table:

Director	Fee
Thomas S. Huseby	$175,000 annual fee and $1,000 per meeting of the Compensation Committee or Audit Committee
Michael T. Flynn	$25,000 annual fee, $1,000 per meeting of the Audit Committee, $1,000 per meeting of the Compensation Committee and $750 per meeting of the Special Committee
Scot B. Jarvis	$2,000 per Board meeting, $1,500 per meeting of the Compensation Committee (Chair) and $1,000 per meeting of the Audit Committee
Dominique Trempont	$50,000 annual fee, $1,500 per meeting of the Audit Committee (Chair) and $750 per meeting of the Special Committee

In addition to annual fees and meeting fees, Legacy Airspan historically granted options to its non-management directors under the Legacy Airspan Plan. These options were granted at fair market value on the date of grant and were generally subject to vesting over a four year period, with 25% vesting on the first anniversary of grant date, and 1/48th of the shares vesting in 36 equal monthly installments thereafter; however, in certain instances, the options granted were subject to vesting over a two year period, vesting in equal monthly installments. In the event of a change in control, historically all of the unvested options would vest automatically immediately prior the change in control, subject to the option holder’s continued service through the change in control. In 2020, we also granted shares of restricted stock to Messrs. Huseby and Flynn, which originally vested upon the earlier of either of the following events that occurred on or prior to the 10th anniversary of the date of grant: (i) the date of a change in control; or (ii) the effective date of an initial public offering. At Closing, the vesting restrictions with respect to the restricted stock were revised to provide that the restricted stock will vest in full on the earliest to occur of (a) August 13, 2022, (b) the holder’s death, (c) the holder’s disability and (d) the holder’s qualifying separation, provided that the holder continues to be a director through such date or event.

New Beginnings did not provide any fees to its directors for their service prior to the Closing.

During the year ended December 31, 2021, following the Closing on August 13, 2021, we paid our non-management directors the annual fees set forth in the following table:

Name	Board Fee	Board Chair	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Technology and Cyber Security Committee	Total
Bandel L. Carano	$50,000					$15,000	$65,000
Michael T. Flynn	$50,000			$7,500			$57,500
Thomas S. Huseby	$50,000	$45,000		$7,500	$10,000		$112,500
Scot B. Jarvis	$50,000			$15,000			$65,000
Michael Liebowitz	$50,000		$12,500		$5,000		$67,500
Mathew Oommen	$50,000						$50,000
Divya Seshamani	$50,000		$12,500		$5,000	$7,500	$75,000
Dominique Trempont	$50,000		$25,000		$5,000		$80,000

In addition to the annual fees set forth above, during the year ended December 31, 2021, following the Closing on August 13, 2021, we granted restricted stock units with respect to 20,173 shares of our common stock to each non-management director. In connection with the Closing, we also granted the MIP RSUs described above to Messrs. Huseby and Flynn.

Mr. Stonestrom does not receive any compensation for his services as a director.

The following table provides information on the compensation of our non-management directors in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Total ($)
Bandel L. Carano	21,808	140,000	—	—	161,808
Michael T. Flynn	37,677	703,063	85,123	577,500	1,403,363
Thomas S. Huseby	156,356	1,846,251	212,810	1,750,000	3,965,417
Scot B. Jarvis	32,432	140,000	53,157	—	225,589
Michael Liebowitz	25,890	140,000	—	—	165,890
Mathew Oommen	19,178	140,000	—	—	159,178
Divya Seshamani	13,151	140,000	—	—	153,151
Dominique Trempont	61,937	140,000	53,157	—	255,094
Benjamin Garrett	—	—	—	—	—
Frank Del Rio	—	—	—	—	—
Kate Walsh	—	—	—	—	—
Perry Weitz	—	—	—	—	—

____________

(1)      The amounts in this column represent the aggregate grant date fair value of restricted stock units granted to our directors, computed in accordance with FASB ASC Topic 718. See Note 17 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, for a discussion of the assumptions used in determining the grant date fair value of our equity awards.

(2)      As of December 31, 2021, Mr. Flynn had 25,359 and Mr. Huseby had 38,424 restricted common stock awards outstanding. As of December 31, 2021, Mr. Flynn had restricted stock units with respect to 77,923 shares of common stock outstanding,

Mr. Huseby had restricted stock units with respect to 195,173 shares of common stock outstanding and Messrs. Carano, Jarvis, Liebowitz, Oommen and Trempont and Ms. Seshamani each had restricted stock units with respect to 20,173 shares of common stock outstanding.

(3)      The amounts in this column represent the aggregate grant date fair value of option awards granted to certain directors, computed in accordance with FASB ASC Topic 718. See Note 17 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, for a discussion of the assumptions used in determining the grant date fair value of our equity awards.

(4)      As of December 31, 2021, the following stock options were outstanding and held by our directors: Mr. Flynn, 104,380; Mr. Huseby, 288,401; Mr. Jarvis, 70,976; and Mr. Trempont, 79,304.

(5)      The amounts in this column represent cash amounts paid pursuant to the MIP in connection with the Closing of the Business Combination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 26, 2022, by:

•        each person who is the beneficial owner of more than 5% of issued and outstanding shares of our common stock;

•        each of our current named executive officers and directors; and

•        all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, which includes the power to dispose of or to direct the disposition of the security or the right to acquire such powers within 60 days. In computing the number of shares of our common stock beneficially owned by a person or entity and the percentage ownership, we deem outstanding shares of our common stock subject to options and warrants held by that person or entity that are currently exercisable or exercisable within 60 days of April 26, 2022. We do not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, and subject to applicable community property laws, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The beneficial ownership of shares of our common stock is based on 72,335,952 shares of common stock issued and outstanding as of April 26, 2022.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock	%
Directors and Executive Officers(1)
Eric D. Stonestrom(2)	1,386,302	1.9%
David Brant(3)	680,156	*
Henrik Smith-Petersen(4)	500,369	*
Bandel L. Carano(5)	32,949,384	43.0%
Michael T. Flynn(6)	134,844	*
Thomas S. Huseby(7)	339,136	*
Scot B. Jarvis(8)	363,971	*
Michael S. Liebowitz(9)	1,016,395	1.4%
Mathew Oommen	—	—
Divya Seshamani	—	—
Dominique Trempont(10)	97,034	*
All Directors and Executive Officers as a Group (14 individuals)	37,888,014	47.3%

Five Percent Holders:
Oak Investment Partners(5)	32,949,384	43.0%
SoftBank Group Capital Limited(11)	15,721,957	21.2%

____________

*        Less than 1%

(1)      Unless otherwise noted, the address of each beneficial owner is c/o Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431.

(2)      Common stock consists of (i) 27,285 shares of common stock; (ii) 1,202,836 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022, (iii) 153,712 shares of restricted common stock and (iv) 2,469 shares of common stock issuable upon exercise of warrants.

(3)      Common stock consists of (i) 1,633 shares of common stock, (ii) 601,418 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022, (iii) 76,856 shares of restricted common stock and (iv) 249 shares of common stock issuable upon exercise of warrants.

(4)      Common stock consists of (i) 481,154 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022, and (ii) 19,215 shares of restricted common stock.

(5)      Includes 4,310,325 shares of common stock issuable upon exercise of warrants. Shares are held by Oak Investment Partners XI, Limited Partnership and Oak Investment Partners XIII, Limited Partnership (collectively, “Oak Investment Partners” or “Oak”). The address of the entities affiliated with Oak Investment Partners is 901 Main Avenue, Suite 600, Norwalk, Connecticut 06851. Mr. Carano has shared power to vote and dispose of the shares held by Oak Investment Partners. Mr. Carano disclaims beneficial ownership of the shares held by Oak Investment Partners, except to the extent of his pecuniary interest therein.

(6)      Common stock consists of (i) 109,485 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022, and (ii) 25,359 shares of restricted common stock.

(7)      Common stock consists of (i) 300,711 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022, and (ii) 38,425 shares of restricted common stock.

(8)      Common stock consists of (i) 251,910 shares of common stock held by Connis Point Partners, LLC, of which Mr. Jarvis is the Managing Member, (ii) 38,181 shares of common stock issuable upon exercise of warrants held by Connis Point Partners, LLC and (iii) 73,880 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022. The address of Connis Point Partners, LLC is 3825 Issaquah Pine Lake Rd. SE, Sammamish, Washington 98075.

(9)      Common stock consists of (i) 876,426 shares of common stock and (ii) 139,969 shares of common stock issuable upon exercise of warrants.

(10)    Common stock consists of (i) 11,250 shares of common stock and (ii) 85,784 shares of common stock issuable on exercise of options that are exercisable within 60 days from April 26, 2022.

(11)    Includes 1,938,071 shares of common stock issuable upon exercise of warrants. The address of SoftBank Group Capital Limited (“SoftBank”) is 69 Grosvenor Street, London, W1K 3JP United Kingdom. Shares are subject to an irrevocable proxy and power of attorney dated March 8, 2021, as further described in this proxy statement in the section entitled “Certain Relationships and Related Person Transactions — Legacy Airspan — SoftBank.”

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Airspan

Registration Rights and Lock-Up Agreement

On August 13, 2021, the Company, certain stockholders of New Beginnings (the “Sponsor Holders”) and certain stockholders of Legacy Airspan (collectively with the Sponsor Holders, the “Holders”) entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”).

Pursuant to the terms of the Registration Rights and Lock-Up Agreement, we are obligated to file a shelf registration statement to register the resale of certain of our securities held by the Holders. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, to sell all or any portion of their registrable securities in an underwritten offering pursuant to a shelf registration statement so long as (i) the total offering price is reasonably expected to exceed $50 million or (ii) if such requesting Holder reasonably expects to sell all of the registerable securities held by such Holder in such underwritten offering pursuant to a shelf registration statement, the total offering price is reasonably expected to exceed $10 million. The Registration Rights and Lock-Up Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain exceptions, the Registration Rights and Lock-Up Agreement further provided for our securities held by Oak Investment Partners, Qualcomm, Reliance Jio Infocomm USA Inc. (“Reliance”) and SoftBank to be locked-up for a period of six months following the Closing, while the shares of common stock initially purchased by the Sponsor in a private placement in September 2020 (the “Founder Shares”) held by the Sponsor will be locked-up for a period of one year following the Closing, in each case subject to earlier release upon (i) the date on which the last reported sale price of our common stock equals or exceeds $12.50 per share for any 20 trading days within any 30-day trading period or (ii) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after the Closing that results in all of our stockholders having the right to exchange their shares of our common stock for cash, securities or other property.

The Registration Rights and Lock-Up Agreement also provided that the warrants (the “Private Placement Warrants”) and shares of common stock underlying the units (the “Private Placement Units”) sold by New Beginnings in a private placement concurrent with its initial public offering (the “IPO”), along with any shares of common stock underlying the Private Placement Warrants, were locked-up for a period of 30 days following the Closing so long as such securities were held by the initial purchasers of the Private Placement Units or their permitted transferees.

Stockholders Agreement

On August 13, 2021, the Company, the Sponsor and certain stockholders of Legacy Airspan entered into the Stockholders Agreement, which provides, among other things, that, from and after the Closing and until such time as the Sponsor beneficially owns less than 1,535,000 shares of our common stock, the Sponsor will have the right to nominate the Sponsor Director, who is initially Michael Liebowitz. The Stockholders Agreement also provides that for so long as the Sponsor Director is an independent director, the Sponsor Director will be appointed to, and serve on, the Nominating and Corporate Governance Committee (or such other committee of the Board that is primarily responsible for nominating and corporate governance matters).

Amended Credit Agreement

At Closing, on August 13, 2021, the Company, Legacy Airspan and certain of its subsidiaries who are party to our Assignment Agreement, Resignation and Assignment Agreement and Credit Agreement (the “Fortress Credit Agreement”) with DBFIP ANI LLC (“Fortress”) entered into a Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and Other Loan Documents relating to the Fortress Credit Agreement with Fortress to, among other things, add the Company as a guarantor, recognize and account for the Business Combination, recognize and account for our senior secured convertible notes (the “Convertible Notes”) and provide updated procedures for replacement of LIBOR. On March 29, 2022, the Company, Legacy Airspan and certain of its subsidiaries who are party to the Fortress Credit Agreement entered into a Third Amendment and Waiver to Credit Agreement and Other Loan Documents relating to the Fortress Credit Agreement with Fortress (the “March 2022 Fortress Amendment”) to, among other things, amend the financial covenants included in the Fortress Credit Agreement. SoftBank has an indirect, non-controlling beneficial interest in Fortress, which is the agent and principal lender under the Fortress Credit Agreement. At December 31, 2021, there was approximately $46.5 million aggregate principal amount of indebtedness outstanding under the Fortress Credit Agreement, which is the largest aggregate principal amount outstanding during the year ended December 31, 2021. During the year ended December 31, 2021, we paid approximately $2.1 million in interest and no principal under the Fortress Credit Agreement.

The Fortress Credit Agreement has a maturity date of December 30, 2024. Under the Fortress Credit Agreement, the initial term loan (“Tranche 1”) total commitment of $34.0 million and a term loan (“PIK”) commitment of $10.0 million (“Tranche 2”) were both funded to Legacy Airspan on December 30, 2020. Under the terms of the Fortress Credit Agreement, we may expand the term loan commitment by $20.0 million, subject to the terms of the Fortress Credit Agreement. The Fortress Credit Agreement contains a prepayment premium of 5.0% if the prepayment occurs during the period from December 30, 2021 through December 29, 2022, and 3.0% if the prepayment occurs during the period from December 30, 2022 through December 29, 2023. The Fortress Credit Agreement also contains a prohibition on prepayment during the period from December 30, 2020 through December 29, 2021 and a related fee in the amount of the make-whole amount of interest that would have been payable had such prepayment not been made.

To secure its obligations under the Fortress Credit Agreement, Fortress was assigned Pacific Western Bank’s security interest under its Second Amended and Restated Loan and Security Agreement with Legacy Airspan and we granted Fortress, as security for the obligations, a security interest in (a) all of the real, personal and mixed property in which liens are granted or purported to be granted pursuant to any of the collateral documents as security for the obligations, (b) all products, proceeds, rents and profits of such property, (c) all of each loan party’s book and records and (d) all of the foregoing whether now owned or existing, in each case excluding certain excluded assets.

The Fortress Credit Agreement contains representations and warranties, events of default and affirmative and negative covenants, which include, among other things, certain restrictions on the ability to pay dividends, create liens, incur additional indebtedness, make investments, dispose of assets, consummate business combinations (except for permitted investments, as defined in the Fortress Credit Agreement) and make distributions. In addition, financial covenants apply. Prior to the March 2022 Fortress Amendment, these financial covenants included (a) minimum liquidity of $4.0 million as of December 31, 2020 and $5.0 million thereafter, (b) minimum last twelve-month revenue and (c) minimum last twelve-month Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”). Pursuant to the March 2022 Fortress Amendment, the financial covenants included in the Fortress Credit Agreement were amended to increase the minimum liquidity requirement to an amount between $15.0 million and $20.0 million, depending on EBITDA performance levels and whether a default or event of default exists under the Fortress Credit Agreement, and decrease the minimum last twelve-month revenue and EBITDA requirements. Revenue and EBITDA financial covenants are tested quarterly.

The interest rate for Tranche 1 is based on the level of our Net EBITDA Leverage Ratio. The initial applicable rate for Tranche 1 is set at Level V (see table below). After the initial applicable rate period, the relevant rate is as follows for Tranche 1:

Level	Net EBITDA Leverage Ratio	Base Rate Loan	LIBOR Loan
Level I	Less than or equal to 2.00:1.00	The applicable rate is the base rate plus 6.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 0.50%	The applicable rate is LIBOR plus 7.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 1.50%

Level II	Less than or equal to 3.00:1.00 but greater than 2.00:1.00	The applicable rate is the base rate plus 7.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 1.50%	The applicable rate is LIBOR plus 8.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 2.50%

Level III	Less than or equal to 4.00:1.00 but greater than 3.00:1.00	The applicable rate is the base rate plus 8.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 2.50%	The applicable rate is LIBOR plus 9.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 3.50%

Level IV	Less than or equal to 5.00:1.00 but greater than 4.00:1.00	The applicable rate is the base rate plus 9.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 3.50%	The applicable rate is LIBOR plus 10.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 4.50%

Level V	Greater than 5.00:1.00	The applicable rate is the base rate plus 10.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 4.50%	The applicable rate is LIBOR plus 11.00% per annum, of which the Margin Cash Component is 5.50% and the Margin PIK Component is 5.50%

Interest with respect to Tranche 1 is payable monthly in accordance with the Cash Component/PIK Component split described in the foregoing table. With respect to Tranche 2, the relevant applicable rate is 5.0% as of December 31, 2021, and is payable monthly as interest paid in kind.

Convertible Notes

Immediately prior to Closing, on August 13, 2021, we issued $50,000,000 aggregate principal amount of Convertible Notes under a Senior Secured Convertible Note Purchase and Guarantee Agreement (the “Convertible Note Purchase Agreement”). At Closing, Legacy Airspan and certain of its subsidiaries who are party to the Fortress Credit Agreement entered into a joinder agreement to add Legacy Airspan and such subsidiaries as guarantors under the Convertible Note Purchase Agreement and to reaffirm the obligations and security intended to be granted thereby. On March 29, 2022, we and certain of our subsidiaries who are party to the Convertible Note Purchase Agreement entered into a First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents relating to the Convertible Note Purchase Agreement and the Convertible Notes (the “Convertible Note Purchase Agreement Amendment”) to, among other things, amend the financial covenants included in the Convertible Note Purchase Agreement, the conversion price of the Convertible Notes and the optional redemption provisions of the Convertible Notes. SoftBank has an indirect, non-controlling beneficial interest in Fortress, which is the collateral agent and trustee under the Convertible Note Purchase Agreement and the Convertible Notes. SoftBank has an indirect, non-controlling beneficial interest in each holder of Convertible Notes.

The Convertible Notes bear interest at a rate equal to 7.0% per annum (the “Base Rate”), payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2021. Under certain circumstances, a default interest will apply following an event of default under the Convertible Notes at a per annum rate equal to the lower of (i) the Base Rate plus 3.75% and (ii) the maximum amount permitted by law. The Convertible Notes mature on December 30, 2024, unless earlier accelerated, converted, redeemed or repurchased. The Convertible Notes are secured by substantially all of our assets and a pledge of the capital stock of our subsidiaries.

Prior to the Convertible Note Purchase Agreement Amendment, each Convertible Note, together with all accrued but unpaid interest thereon, was convertible, in whole or in part, at the option of the holder thereof, at any time prior to the payment in full of the principal amount thereof (together with all accrued but unpaid interest thereon), into shares of our common stock at a conversion price equal to $12.50 per share. Pursuant to the Convertible Note Purchase Agreement Amendment, the conversion price with respect to the Convertible Notes was decreased to $8.00 per share. The conversion price with respect to the Convertible Notes is subject to adjustment to reflect stock splits and subdivisions, stock and other dividends and distributions, recapitalizations, reclassifications, combinations and other similar changes in capital structure. The conversion price with respect to the Convertible Notes is subject to a broad-based weighted average anti-dilution adjustment in the event we issue, or are deemed to have issued, shares of our Common Stock, other than certain excepted issuances, at a price below the conversion price then in effect. In addition, pursuant to the Convertible Note Purchase Agreement Amendment, if, during the period commencing on and including the date of the Convertible Note Purchase Agreement Amendment and ending on and including the 15-month anniversary of the date of the Convertible Note Purchase Agreement Amendment, there is no 30 consecutive trading day-period during which the average of the daily volume weighted average price of our common stock (“Daily VWAP”) for such 30 consecutive trading day-period (after excluding the three highest and three lowest Daily VWAPs during such period) equals or exceeds $10.00 (as adjusted for stock splits, stock combinations, dividends, distributions, reorganizations, recapitalizations and the like), the conversion price with respect to the Convertible Notes will be reduced to the amount that such conversion price would otherwise have been had the conversion price with respect to the Convertible Notes been $6.00 on the date of the Convertible Note Purchase Agreement Amendment (the “Stock Threshold Reduction”). Notwithstanding the above, the number of shares of our common stock that may be acquired by a holder upon any conversion of a Convertible Note will be limited to the extent necessary to insure that, following such conversion, the total number of shares of our common stock then beneficially owned by that holder and its affiliates and any other person whose beneficial ownership of our common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act does not exceed 4.999% of the total number of issued and outstanding shares of our common stock (including the shares of our common stock issuable upon such conversion).

Upon the occurrence of a change of control, or if our common stock or other securities into which the Convertible Notes are then convertible cease to be listed for trading on a U.S. national securities exchange, in each case, prior to the maturity date of the Convertible Notes, a holder of Convertible Notes will have the right, at its option, to require us to repurchase for cash all or a portion of the holder’s Convertible Notes at a repurchase price equal to the sum of (i) all of the principal to be repurchased, (ii) any accrued and unpaid interest thereon through the date of repurchase and (iii) any applicable make-whole amount. In addition, a future voluntary prepayment of our senior secured debt under the Fortress Credit Agreement will grant a holder of Convertible Notes the right, at its option, to require us to repurchase for cash a proportionate amount of the holder’s Convertible Notes at a repurchase price equal to the sum of (a) the principal to be repurchased, (b) any accrued and unpaid interest thereon to the date of repurchase and (c) any applicable make-whole amount. In the event certain other events occur or conditions exist, including the issuance of certain indebtedness, certain asset dispositions, and certain issuances of equity, a holder of Convertible Notes will have the right, at its option, to require us to repurchase for cash a portion of the holder’s Convertible Notes at a repurchase price equal to the sum of (x) the principal to be repurchased, (y) any accrued and unpaid interest thereon to the date of repurchase and (z) any applicable make-whole amount. In the event certain cash flow thresholds are exceeded or certain proceeds of condemnation or insurance are received and not reinvested, a holder of Convertible Notes will have the right, at its option, to require us to repurchase for cash a portion of the holder’s Convertible Notes at a repurchase price equal to the sum of (A) all of the principal to be repurchased and (B) any accrued and unpaid interest thereon to or through, as applicable, the date of repurchase.

The Convertible Notes will not be redeemable by us prior to the second anniversary of the issuance of the Convertible Notes. On or after such second anniversary, the Convertible Notes will be redeemable, in whole or in part, by us for cash, shares of our common stock or any combination thereof, at our option, if the last reported sale price of our common stock has been at least 130% of the “triggering price” then in effect for the 30 consecutive trading days ending on, and including, the trading day immediately preceding the date on which we provide notice of redemption to the holders of Convertible Notes at a redemption price equal to (i) all of the principal to be redeemed, (ii) any accrued and unpaid interest thereon through the date of redemption and (iii) any applicable make-whole amount. The current “triggering price” is $12.50 per share, which triggering price is subject to adjustment in the same manner and at the same times as the conversion price with respect to the Convertible Notes is adjusted pursuant to the terms of the Convertible Notes, except that no adjustment will be made to the triggering price in connection with the Stock Threshold Reduction.

The terms of the Convertible Notes and the Convertible Note Purchase Agreement contains representations and warranties, events of default and affirmative and negative covenants, which include, among other things, certain restrictions on the ability to pay dividends, create liens, incur additional indebtedness, make investments, dispose of assets, consummate business combinations (except for permitted investments, as defined in the Convertible Note Purchase Agreement) and make distributions. In addition, financial covenants apply. Prior to the Convertible Note Purchase Agreement Amendment, these financial covenants included (a) minimum liquidity of $5.0 million, (b) minimum last twelve-month revenue and (c) minimum last twelve-month EBITDA and certain other expenses including non-cash stock compensation, non-recurring costs in connection with the loan and Convertible Notes documentation and the Business Combination, warrant liabilities, and other noncash amortization expenses, in each case, determined in accordance with accounting principles generally accepted in the United States of America. Pursuant to the Convertible Note Purchase Agreement Amendment, the financial covenants included in the Convertible Note Purchase Agreement were amended to increase the minimum liquidity requirement to an amount between $15.0 million and $20.0 million, depending on EBITDA performance levels and whether a default or event of default exists under the Convertible Note Purchase Agreement, and decrease the minimum last twelve-month revenue and EBITDA requirements. Revenue and EBITDA financial covenants are tested quarterly. The Convertible Notes are pari passu in right of payment and lien priority and are secured by a security interest in (a) all of the real, personal and mixed property in which liens are granted or purported to be granted pursuant to any of the collateral documents as security for the obligations, (b) all products, proceeds, rents and profits of such property, (c) all of each loan party’s book and records and (d) all of the foregoing whether now owned or existing, in each case excluding certain excluded assets.

During the year ended December 31, 2021, we paid approximately $1.3 million in interest and no principal under the Convertible Notes.

Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in the Certificate of Incorporation and our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in the Certificate of Incorporation and our Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Prior to the Closing, Legacy Airspan and New Beginnings had also entered into customary indemnification agreements with all of their respective directors and executive officers.

Legacy Airspan

Investment Private Placement

Contemporaneously with the execution of the Business Combination Agreement, certain investors entered into certain subscription agreements, pursuant to which such investors agreed to subscribe for and purchase shares of our common stock at a purchase price of $10.00 per share in a transaction to be consummated immediately prior to the consummation of the Business Combination (the “PIPE”). SoftBank and Oak Investment Partners, each of whom, at the time of the subscription agreements, beneficially owned more than 5% of the issued and outstanding Legacy Airspan common stock, on a fully-converted basis, agreed to invest in the PIPE. The investments in the PIPE closed on August 13, 2021. In addition, Bandel Carano, the general partner of Oak, and Scot Jarvis and Thomas Huseby, venture partners of Oak, were members of the Legacy Airspan board of directors prior to Closing and are current members of our Board.

Stockholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, New Beginnings and Oak, Qualcomm and SoftBank (collectively, the “Key Airspan Stockholders”) entered into a Stockholder Support Agreement, pursuant to which such Key Airspan Stockholders agreed, among other things, to vote their shares of Legacy Airspan common stock, Legacy Airspan Class B common stock and voting Legacy Airspan preferred stock in favor of adopting the Business Combination Agreement and approving the Business Combination. The Key Airspan Stockholders include Oak, with whom our current Board members Bandel Carano, Scot Jarvis and Thomas Huseby are affiliated, and Qualcomm, with whom, Quinn Li, a former member of the Legacy Airspan board of directors, is affiliated. The Stockholder Support Agreement terminated at Closing.

Equity Financings

From December 14, 2020 to February 2, 2021, Legacy Airspan sold an aggregate of 181,294 shares of its Series H Senior Preferred Stock at a purchase price of $61.50 per share, for an aggregate purchase price of $11,149,581, pursuant to its Series H Senior Preferred Stock financing.

The following table summarizes purchases of Legacy Airspan’s Series H Senior Preferred Stock by related persons and their affiliated entities. None of Legacy Airspan’s executive officers purchased shares of its Series H Senior Preferred Stock.

Stockholder	Shares of Legacy Airspan Series H Senior Preferred Stock	Total Purchase Price
Oak Investment Partners XIII, Limited Partnership(1)	56,910	$3,499,965
Qualcomm Incorporated(2)	12,194	$749,931
Connis Point Partners, LLC(3)	4,066	$250,059
New Enterprise Associates 14, L.P.(4)	29,594	$1,820,031
NEA 15 Opportunity Fund, L.P.(4)	2,928	$180,072
SoftBank Group Capital Limited(5)	48,780	$2,999,970

____________

(1)      Bandel Carano, a member of Legacy Airspan’s board of directors at the time of the investment and current member of our Board, is general partner of Oak. Scot Jarvis and Thomas Huseby, members of Legacy Airspan’s board of directors at the time of the investment and current members of our Board, are venture partners in Oak.

(2)      Quinn Li, a member of Legacy Airspan’s board of directors at the time of the investment, is affiliated with Qualcomm.

(3)      Scot Jarvis, a member of Legacy Airspan’s board of directors at the time of the investment and a current member of our Board is an affiliate of Connis Point Partners, LLC.

(4)      These entities are former stockholders of our subsidiary Mimosa Networks, Inc. and, prior to the Closing, held 234,856 shares of Legacy Airspan’s Class B common stock.

(5)      SoftBank is our subordinated lender and has an indirect, non-controlling beneficial interest in Fortress, which is the agent and principal lender under the Fortress Credit Agreement and the collateral agent and trustee under the Convertible Note Purchase Agreement and the Convertible Notes, and also has an indirect, non-controlling beneficial interest in each holder of Convertible Notes.

SoftBank

On October 1, 2015, Legacy Airspan issued a warrant to SoftBank to purchase shares of Legacy Airspan’s Series D Preferred Stock, which was amended by Amendment No. 1, dated February 3, 2016, Amendment No. 2, dated July 1, 2016, and Amendment No. 3, dated July 3, 2017 (the “SoftBank Warrant”). In connection with the Business Combination, on March 8, 2021, concurrently with the execution of the Business Combination Agreement, SoftBank and New Beginnings entered into the an irrevocable proxy agreement (the “Proxy Agreement”), pursuant to which, among other things, SoftBank granted to the proxyholder named therein an irrevocable proxy and power of attorney with respect to any shares of common stock held by SoftBank representing in excess of 9.90% of our voting power in any applicable vote, consent, election, waiver or other action of our stockholders (the “Subject Shares”). Pursuant to the Proxy Agreement the proxyholder named in the Proxy Agreement will vote the Subject Shares in the same manner and proportion as all other shares of stock entitled or eligible to vote on the applicable matter, excluding any shares of stock held by SoftBank and its affiliates. As consideration for, among other things, SoftBank’s cooperation with, participation in and consent to the Business Combination and the entry into the Proxy Agreement, Legacy Airspan and SoftBank agreed to amend and restate the SoftBank Warrant to, among other things, (i) reduce the purchase price to $45.9875 per share and (ii) provide for the automatic net exercise of the SoftBank Warrant upon the completion of the Business Combination.

As further described above under “Certain Relationships and Related Person Transactions — Airspan — Amended Credit Agreement” and “Certain Relationships and Related Person Transactions — Airspan — Convertible Notes,” SoftBank has an indirect, non-controlling beneficial interest in Fortress, which is the agent and principal lender under the Fortress Credit Agreement and the collateral agent and trustee under the Convertible Note Purchase Agreement and the Convertible Notes, and also has an indirect, non-controlling beneficial interest in each holder of Convertible Notes.

SoftBank is a subordinated lender to Legacy Airspan under the term loan agreement, dated February 9, 2016, as amended by amendments thereto, including Amendment No. 5 thereto dated as of December 30, 2020 (the “SoftBank Working Capital Agreement”). At December 31, 2021, there was approximately $38.0 million aggregate principal amount of indebtedness outstanding under the SoftBank Working Capital Agreement. The SoftBank Working Capital Agreement bears interest at a rate of 9% per annum. Since January 1, 2021, we have paid no principal and have accrued, but not yet paid any interest, under the SoftBank Working Capital Agreement.

We derived approximately $0.6 million in revenue from sales of products and services to SoftBank from January 1, 2021 through December 31, 2021. Additionally, we derived approximately $1.2 million in revenue from sales of products and services to Dense Air Limited between January 1, 2021 and December 31, 2021. During the year ended December 31, 2021, Dense Air Limited was controlled by SoftBank.

Pendrell Corporation (“Pendrell”)

Pendrell is a lender under the Fortress Credit Agreement and through affiliates, prior to Closing, held warrants to purchase an aggregate of 8,130 shares of Legacy Airspan’s Series H Senior Preferred Stock at a price of $61.50 per share expiring on December 30, 2025. Prior to the Closing, Pendrell also owned an aggregate of 16,260 shares of Legacy Airspan’s Series H Senior Preferred Stock.

Reliance

We are a supplier of products to Reliance. Reliance has accounted for approximately $38.4 million of our revenues between January 1, 2021 through December 31, 2021. Prior to the Closing, Reliance held an aggregate of 162,602 shares of Legacy Airspan’s Series D Preferred Stock.

Mr. Mathew Oommen, our director, is affiliated with Reliance.

Foxconn Technology Group (“Foxconn”)

Foxconn is our principal manufacturing supplier and has extensive commercial relationships with our Company. In the period from January 1, 2021 to December 31, 2021, we paid Foxconn approximately $66.8 million. Prior to Closing, Foxconn affiliated entities held an aggregate of 96,699 shares of Legacy Airspan’s Series E Senior Preferred Stock (held by ICREATE Investments Limited) and 113,821 shares of Legacy Airspan’s Series G Senior Preferred Stock (held by Fii USA Inc.).

Legacy Airspan Investors’ Rights Agreement

Legacy Airspan entered into a Second Amended and Restated Investors’ Rights Agreement, dated December 14, 2020 (the “Investors’ Rights Agreement”), which granted rights to certain holders of Legacy Airspan’s stock, including Oak, with whom our current Board members Bandel Carano, Scot Jarvis and Thomas Huseby are affiliated, Reliance, with whom our Board member Mathew Oommen is affiliated, and Qualcomm, with whom Quinn Li, a member of Legacy Airspan’s board of directors, is affiliated. The Investors’ Rights Agreement also provided the parties thereto with certain registration rights, information and inspection rights, drag-along rights and right of first offer rights, among other rights. The Investors’ Rights Agreement terminated upon the consummation of the Business Combination.

New Beginnings

In September 2020, the Sponsor purchased 2,156,250 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.012 per share. On October 20, 2020, New Beginnings effected a stock dividend resulting in the Sponsor holding 2,875,000 Founder Shares, representing an adjusted purchase price of approximately $0.009 per share. The Founder Shares, after giving effect to the stock dividend, included an aggregate of up to 375,000 shares of common stock subject to forfeiture if the over-allotment option with respect to the IPO was not exercised by the underwriters in full. In connection with the underwriters’ full exercise of their over-allotment option in November 2020, the 375,000 shares were no longer subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell its Founder Shares until the earlier of (i) one year after the date of the consummation of the Business Combination or (ii) the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Business Combination, or earlier, in either case, if, subsequent to the Business Combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

In September 2020, New Beginnings issued an unsecured promissory note to the Sponsor, pursuant to which New Beginnings could borrow up to an aggregate principal amount of $200,000 to be used for a portion of the expenses of the IPO. This loan was non-interest bearing, unsecured and due at the earlier of December 31, 2020 or the closing of the IPO. The loan would be repaid upon the closing of the IPO out of the offering proceeds not held in New Beginnings’ trust account. On November 2, 2020, New Beginnings repaid $120,000 to the Sponsor.

Contemporaneously with the execution of the Business Combination Agreement, on March 8, 2021, the Sponsor entered into a Sponsor Support Agreement with Legacy Airspan and New Beginnings (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed, among other things, subject to the terms and conditions of the Sponsor Support Agreement, (a) to forfeit 125,000 shares of our common stock held by the Sponsor immediately prior to the Closing, (b) to vote all shares of common stock held by the Sponsor at such time in favor of the approval and adoption of the Business Combination Agreement and approval of the Business Combination and the other related proposals, (c) to abstain from exercising any redemption rights with respect to any shares of common stock held by Sponsor and (d) that it would not transfer any of the shares of common stock held by the Sponsor or otherwise agree to transfer such shares, except pursuant to the Sponsor Support Agreement. The Sponsor Support Agreement terminated at the Closing.

Related Party Transactions Policies

Our Code of Business Conduct and Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by our Board (or the Audit Committee). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

PROPOSAL TWO -— AMENDMENT AND RESTATEMENT OF 2021 STOCK
INCENTIVE PLAN

At the Meeting, stockholders will be asked to approve the Amended and Restated 2021 Plan.

The Original 2021 Plan was adopted by the Board on July 23, 2021, was approved by our stockholders on August 11, 2021 and became effective upon the Closing of the Business Combination on August 13, 2021. The amendments to the Original 2021 Plan made pursuant to the Amended and Restated 2021 Plan were adopted by the Board, upon the recommendation of the Compensation Committee, on February 8, 2022, and April 27, 2022, subject to the approval of our stockholders at the Annual Meeting.

The Amended and Restated 2021 Plan increases the number of shares of common stock available under the Original 2021 Plan by 5,643,450 shares and makes other changes summarized below. The term of the Amended and Restated 2021 Plan remains unchanged, expiring July 23, 2031, unless terminated earlier.

Summary of Amendments to the Original 2021 Plan

The primary purpose of the amendments to the Original 2021 Plan is to increase the number of shares of common stock available by 5,643,450 shares. In addition, the Amended and Restated 2021 Plan contemplates several additional changes to the Original 2021 Plan as described below:

•        Establish a one-year minimum vesting period for all awards, subject to limited exceptions;

•        Provide for “double-trigger” vesting upon a change in control;

•        Eliminate Board and Compensation Committee discretion to accelerate the vesting of awards in connection with a change in control or certain corporate transactions described below; and

•        Make a number of other non-material typographical or technical revisions to the Original 2021 Plan.

Increased Share Authorization

As of December 31, 2021, there were 8,452,376 shares subject to outstanding awards under the Legacy Airspan Plan and the Original 2021 Plan, 3,059,623 shares of common stock remaining available for future awards under the Original 2021 Plan and no shares of common stock remaining available for future awards under the Legacy Airspan Plan. The Amended and Restated 2021 Plan authorizes 5,643,450 additional shares of common stock for issuance that are not currently authorized for issuance under the Original 2021 Plan. In setting the number of shares authorized for issuance under the Amended and Restated 2021 Plan, the Compensation Committee and the Board considered a number of factors, including: (i) shares available under the Original 2021 Plan and how long the shares available are expected to last; (ii) historical equity award granting practices; and (iii) the dilutive impact of the Amended and Restated 2021 Plan. If approved by our stockholders, the shares available for issuance under the Amended and Restated 2021 Plan are expected to be sufficient to cover awards for approximately three years.

Set forth below is a summary of the dilutive impact of the Original 2021 Plan and Legacy Airspan Plan as of December 31, 2021, and the dilutive impact after giving effect to the Amended and Restated 2021 Plan:

	Actual on December 31, 2021	Assuming Approval of Amended and Restated 2021 Plan
Outstanding shares of common stock	72,335,952	72,335,952
Total shares available for future issuance under equity plans	3,059,623	8,703,073
Shares subject to outstanding options	5,489,492	5,489,492
Shares subject to outstanding restricted stock units	2,962,884	2,962,884
Total shares subject to outstanding awards	8,452,376	8,452,376
Fully-diluted outstanding shares	83,847,951	89,491,401
Percentage of fully-diluted shares subject to outstanding awards or available for future issuance	13.7%	19.2%

Summary of Amended and Restated 2021 Plan

The principal features of the Amended and Restated 2021 Plan, most of which remain unchanged from the Original 2021 Plan, are summarized below. This summary does not contain all the information about the Amended and Restated 2021 Plan, a copy of which is included as Appendix A to this proxy statement. The summary below is qualified in its entirety by reference to the text of the Amended and Restated 2021 Plan.

The purpose of the Amended and Restated 2021 Plan is to promote the interests of the Company and its stockholders by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring our future success, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with our stockholders.

The Amended and Restated 2021 Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), dividend equivalents and other stock-based awards to employees, officers, consultants, advisors, non-employee directors and independent contractors designated by the Compensation Committee. Under the Amended and Restated 2021 Plan, the maximum number of shares of common stock that may be issued, subject to adjustment as described below, is 11,651,168 shares of common stock, plus any shares of common stock subject to awards under the Legacy Airspan Plan that are forfeited or reacquired by us due to termination or cancellation. The number of shares covered by an award or to which such award relates will be counted on the date of grant of such award against the aggregate number of shares available for granting awards under the Amended and Restated 2021 Plan.

If awards under the Amended and Restated 2021 Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the Amended and Restated 2021 Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the Amended and Restated 2021 Plan: (i) any shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any shares tendered in payment of the exercise price of an option; (ii) any shares withheld by us or shares tendered to satisfy any tax withholding obligation with respect to an award; (iii) shares covered by a stock-settled SAR issued under the Amended and Restated 2021 Plan that are not issued in connection with settlement in shares upon exercise; or (iv) shares that are repurchased by us using option exercise proceeds.

Directors who are not also our employees will be subject to individual annual limits on their awards. Specifically, the maximum value of all equity and cash-based compensation granted to a director who is not also an employee of the Company or an affiliate thereof cannot exceed $500,000 in any calendar year (and for this purpose equity value is determined using grant date value under applicable financial accounting rules). The Compensation Committee may make exceptions to this limit for a non-executive Chair of the Board under extraordinary circumstances as determined by the Compensation Committee, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Administration

The Amended and Restated 2021 Plan will be administered by the Compensation Committee. The Board will fill vacancies on and from time to time may remove or add members to the Compensation Committee, and the Compensation Committee will be so constituted to permit awards granted under the Amended and Restated 2021 Plan to be exempt from Section 16(b) of the Exchange Act.

Subject to the express provisions of the Amended and Restated 2021 Plan, the Compensation Committee has authority to administer and interpret the Amended and Restated 2021 Plan, including the authority to determine who is eligible to participate in the Amended and Restated 2021 Plan and to whom and when awards are granted under the Amended and Restated 2021 Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to determine the terms and conditions of awards, including vesting and forfeiture conditions, to accelerate vesting or exercisability or waive restrictions, subject to the limitations of the Amended and Restated 2021 Plan, to prescribe and amend the terms of the agreements evidencing awards made under the Amended and Restated 2021 Plan, to make other determinations deemed necessary or advisable for the administration of the Amended and Restated 2021 Plan and to adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with the provisions of the laws of non-U.S. jurisdictions, including, without limitation, establishing any special rules for affiliates of the Company, eligible persons under the Amended and Restated 2021 Plan or participants under the Amended and Restated 2021 Plan located in a particular country, in order to meet the objectives of the Amended and Restated 2021 Plan and to ensure the viability of the intended benefits of awards granted to participants under the Amended and Restated 2021 Plan located in such non-U.S. jurisdictions. Also, subject to the requirements of the General Corporation Law of the State of Delaware and any limitations under applicable stock exchange rules, the Compensation Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the Amended and Restated 2021 Plan. These delegated officers will not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act.

Eligibility

Participants under the Amended and Restated 2021 Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company, or any person to whom an offer of employment or engagement with the Company is extended. In determining to whom awards will be granted and the nature of such each award, the Compensation Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the Compensation Committee, in its discretion, deems relevant. Airspan estimates that approximately 760 persons will be eligible to participate in the Amended and Restated 2021 Plan, which includes approximately 746 employees, 6 executive officers and 8 non-employee directors.

General Terms and Conditions of Awards

Nonqualified Stock Options

The Compensation Committee may grant nonqualified stock options under the Amended and Restated 2021 Plan, which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Compensation Committee but will not be less than 100% of the “fair market value” of our common stock on the date of grant of such option; provided, however, that if the option being granted is in substitution for an option previously granted by an entity that is acquired by or merged with the Company, the grant value of such option may be lower than the fair market value of a share of our common stock on the date of grant. The term “fair market value” means either (a) if our common stock is listed on any established stock exchange, the closing price for our common stock on the date of grant or (b) if our common stock is not listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on the date of grant. The exercise price of an option may be paid through various means specified by the Compensation Committee, including in cash, by delivering to us shares of common stock or, if allowed under the terms of the option, by a “net exercise” (i.e., a reduction in the number of shares issuable pursuant to such option). Every option which has not been exercised within 10 years of its date of grant will lapse upon the expiration of the 10-year period, unless it has lapsed at an earlier date as determined by the Compensation Committee.

Incentive Stock Options

The Compensation Committee may grant incentive stock options under the Amended and Restated 2021 Plan which meet the requirements of Section 422 of the Code. To the extent that the aggregate fair market value (determined at the time of grant) of the shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under all plans of the Company and any of its affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing incentive stock options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-qualified stock options, notwithstanding any contrary provision of the applicable award agreement. The option exercise price per share will be determined by the Compensation Committee but will not be less than 100% of the fair market value of our common stock on the date of grant of such option (except for substituted options as described above). In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of our stock, the option exercise price per share under such option will not be less than 110% of the “fair market value” of our common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The Compensation Committee may grant SARs under the Amended and Restated 2021 Plan. Subject to the express provisions of the Amended and Restated 2021 Plan and as discussed in this paragraph, the Compensation Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the Amended and Restated 2021 Plan will be determined by the Compensation Committee and will not be less than 100% of the fair market value of a share of our common stock on the date of grant of the SAR; provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with the Company, the grant value of such SAR may be lower than the fair market value of a share of our common stock on the date of grant of the SAR. Every SAR that has not been exercised within 10 years of its date of grant will lapse upon the expiration of such 10-year period, unless it has lapsed at an earlier date as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Compensation Committee, subject to the minimum vesting provisions described below. For example, awards may, at the Compensation Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals (including goals specific to the participant’s individual performance) established by the Compensation Committee, or upon any combination of service-based or performance-based conditions (subject to minimum vesting requirements described below). A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other Company-related performance goals (other than performance of service alone) is generally referred to as a performance share or performance share unit award. Rights to dividends or dividend equivalent amounts during the restricted period are discussed below.

Dividend Equivalents

Dividend equivalents entitle holders to receive payments (in cash, shares of common stock, other securities or other property) equivalent to the amount of dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents may not be awarded with respect to grants of options, stock appreciation rights or any other awards the value of which is based solely on an increase in the value of shares after the grant date. Dividends and dividend equivalent amounts with respect to any share underlying any other award may be accrued but not paid to a holder until all conditions or restrictions relating to such share have been satisfied.

Other Stock-Based Awards

The Compensation Committee may grant other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock. No such stock-based award will contain a purchase right or an option-like feature.

Transferability

Generally, no award (other than fully-vested and unrestricted shares) and no right under any such award will be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully-vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and will comply with the rules relating to Form S-8 registration statements filed with the SEC. The Compensation Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.

Prohibition on Repricing Awards

Without the approval of our stockholders, (i) no option or SAR may be amended to reduce its exercise or grant price, (ii) no option or SAR may be cancelled and replaced with an option or SAR having a lower exercise price and (iii) no option or SAR may be cancelled or repurchased for cash or other securities, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided, under the Amended and Restated 2021 Plan.

Minimum Vesting

Except as provided below, no award may be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance based objectives, one year from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the following awards that do not comply with the one-year minimum exercise and vesting requirements may be issued:

•        awards providing for acceleration or waiver of the minimum restrictions upon a change in control in accordance with the provisions described below or upon the participant’s death or disability;

•        substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by us or any of our subsidiaries;

•        shares delivered in lieu of fully vested cash awards or any cash incentive compensation earned by a participant, provided that the performance period for such incentive compensation was at least one fiscal year;

•        awards issued to non-employee directors that provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual meeting of stockholders following the grant date, so long as the date of the next annual meeting of stockholders is at least 50 weeks after the date of the immediately preceding annual meeting of stockholders; and

•        any additional awards the Compensation Committee may grant, up to a maximum of 5% of the aggregate number of shares available for issuance under the Amended and Restated 2021 Plan.

Limitation on Acceleration or Waiver of Restrictions

Neither the Compensation Committee nor the terms of any award agreement may accelerate the exercisability of any award or the lapse of restrictions relating to any award in connection with a change in control or other corporate transaction described below, except:

•        to the extent that the definitive agreement among the parties to a change in control contemplates that the acquiring or surviving entity will not assume the award and replace the shares issuable thereunder with replacement equity securities with the same pre-transaction economic value and award terms (and aggregate spread, in the case of options or SARs), the award will vest and be paid upon the consummation of the change in control (or immediately prior to the consummation of the change in control, provided the consummation of the change in control subsequently occurs), and in the case of performance-based awards, the payout will be calculated assuming target-level performance has been achieved; and

•        to the extent that the definitive agreement among the parties to a change in control contemplates that the acquiring or surviving entity will assume the award and replace the shares issuable thereunder with replacement equity securities with the same pre-transaction economic value and award terms (and aggregate spread, in the case of options or SARs), then no awards will vest solely on account of the consummation of the change in control, but will vest on account of any one of the following events that occurs to the participant upon or following the change in control: (i) death; (ii) disability; (iii) termination without cause (or, in the case of a non-employee director, the termination of such individual’s Board service on account of being removed from such role or otherwise not being asked to stand for re-election) within a time period following the change in control specified in the award not to exceed 24 months; or (iv) resignation for good reason within a period following the change in control specified in the award agreement not to exceed 24 months, and in the case of performance-based awards, the payout under clauses (i) through (iv) above will be calculated assuming target-level performance has been achieved.

Corporate Transactions

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock or other securities of the Company or any other similar corporate transaction or event involving the Company, the Compensation Committee or the Board, in its sole discretion but subject to the limitations in the Amended and Restated 2021 Plan (for example, limitations on re-pricing and limitations on acceleration of vesting and waiver of related restrictions), can provide for one or more of the following to be effective upon the consummation of the event (or immediately prior to the consummation of the event, provided the consummation of the event subsequently occurs):

•        either (i) terminate any award in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon the exercise of the award or the realization of the vested rights under the award or (ii) replace the award with other rights or property of comparable value selected by the Compensation Committee or the Board;

•        that the award be assumed by the successor or survivor corporation or be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation; or

•        that the award cannot vest, be exercised or become payable (and therefore terminate) after a certain date in the future.

Amendment and Termination

No awards may be granted pursuant to the Amended and Restated 2021 Plan after July 23, 2031. Except to the extent stockholder approval or participant consent is required as provided by the Amended and Restated 2021 Plan, the Board may amend, modify or terminate the Amended and Restated 2021 Plan.

The Compensation Committee may amend, modify or terminate an outstanding award; provided, however, that the Compensation Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award, except where expressly permitted under the Amended and Restated 2021 Plan (such as in the case of a corporate transaction).

Material Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences generally applicable to awards made under the Amended and Restated 2021 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the Amended and Restated 2021 Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Compensation Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one-year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one- or two-year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for U.S. federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Compensation Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock

Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes an election under Section 83(b) of the Code (an “83(b) election”) within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units and Other Stock-Based Awards

Recipients of grants of restricted stock units (including performance share units) will not incur any U.S. federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the award or, as applicable, (ii) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the award permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock unit vests and will also be taxed as ordinary income. Cash or shares to be received pursuant to any other stock-based award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We generally will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Section 162(m) of the Code

In general, Section 162(m) of the Code (“Section 162(m)”) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). Section 162(m) may result in all or a portion of the awards granted under the Amended and Restated 2021 Plan to “covered employees” failing to be deductible by us for U.S. federal income tax purposes.

Section 409A of the Code

The Compensation Committee intends to administer and interpret the Amended and Restated 2021 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

All awards under the Amended and Restated 2021 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee.

Israeli Aspects of the Plan

The Amended and Restated 2021 Plan includes a sub-plan for Israeli participants (the “Sub-Plan”), which provides for grants of share-settled awards under the Amended and Restated 2021 Plan (“Section 102 Awards”) in compliance with Section 102 of the Israeli Income Tax Ordinance [New Version], 1961, and all rules and regulations promulgated thereunder (the “Ordinance”). The Sub-Plan provides that Section 102 Awards may be granted only to Israeli employees, officers and directors (excluding “Controlling Share Holders,” as defined in the Ordinance).

Amended and Restated 2021 Plan Benefits

The awards, if any, that will be made to eligible persons under the Amended and Restated 2021 Plan are subject to the complete discretion of the Compensation Committee, compensation programs and policies adopted by the Compensation Committee or the Board, the speed and nature of new hires and other factors and, therefore, we cannot currently determine the benefits or number of shares of common stock subject to awards that may be granted in the future to eligible persons under the Amended and Restated 2021 Plan. However, the Compensation Committee has granted options with respect to 2,253,749 shares of common stock and restricted stock units with respect to 2,803,781 shares of common stock, in each case, subject to approval of the Amended and Restated 2021 Plan by our stockholders at the Annual Meeting, as described in the below table:

Airspan Networks Holdings Inc. Amended and Restated 2021 Stock Incentive Plan

Name and Position	Restricted Stock Units (Number of Shares)	Stock Options (Number of Shares)
Eric D. Stonestrom (Chief Executive Officer and Chairman of the Board of Directors)	838,480	477,286
David Brant (Senior Vice President & Chief Financial Officer)	419,240	238,642
Henrik Smith-Petersen (Chief Sales & Marketing Officer)	419,240	—
Executive Group	2,250,820	1,195,747
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	552,961	1,058,002

During 2021, we granted options with respect to 52,500 shares of common stock and restricted stock units with respect to 2,964,884 shares of common stock under the Original 2021 Plan, as described in the below table:

Airspan Networks Holdings Inc. 2021 Stock Incentive Plan

Name and Position	Restricted Stock Units (Number of Shares)	Stock Options (Number of Shares)
Eric D. Stonestrom (Chief Executive Officer and Chairman of the Board of Directors)	700,000	—
David Brant (Senior Vice President & Chief Financial Officer)	350,000	—
Henrik Smith-Petersen (Chief Sales & Marketing Officer)	292,250	—
Executive Group	1,572,250	—
Non-Executive Director Group	394,134	—
Non-Executive Officer Employee Group	998,500	52,500

The following table summarizes equity compensation plans that were approved by our stockholders and equity compensation plans that were not approved by our stockholders as of December 31, 2021.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,452,376 (1)	4.23 (2)	3,059,623 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	8,452,376	4.23	3,059,623

____________

(1)      Represents shares of common stock to be issued upon the exercise of options and the vesting of restricted stock units granted under the Legacy Airspan Plan and the Original 2021 Plan. As a result of the Business Combination, outstanding options to purchase Legacy Airspan stock were converted into options to purchase an aggregate of 5,815,796 shares of our common stock.

(2)      Reflects the weighted-average exercise price of outstanding options. Outstanding restricted stock units are not included as such awards do not have an exercise price.

(3)      Represents 3,059,623 shares of common stock available for issuance under the Original 2021 Plan. Other than the shares of common stock reflected in column (a), no shares of common stock are available for issuance under the Legacy Airspan Plan.

For an understanding of awards made to our named executive officers in the past, see the “Outstanding Equity Awards at 2021 Fiscal Year-End” table in “Executive Compensation” above.

The Board believes strongly that the approval of the Amended and Restated 2021 Plan is essential to our continued success.

Interests of Certain Persons in this Proposal

Our directors and executive officers may be considered to have an interest in the approval of the Amended and Restated 2021 Plan because they may receive awards under the Amended and Restated 2021 Plan, including the awards described above. Nevertheless, our Board believes that it is important to provide incentives and rewards for the performance and the retention of executive officers and experienced directors by adopting the Amended and Restated 2021 Plan.

Required Vote

The approval of our Amended and Restated 2021 Plan requires the affirmative vote of a majority in voting power of the votes cast on this proposal. For this purpose, “votes cast” means all votes cast in favor of or against this proposal by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present, but will not include abstentions or broker non-votes. Accordingly, if you “ABSTAIN” from voting with respect to this proposal, it will have no effect on the vote for this proposal. Similarly, broker non-votes will also have no effect on the vote for this proposal.

If this proposal is not approved, the Compensation Committee will continue to make grants under the Original 2021 Plan.

Board Recommendation

Our Board unanimously recommends that you vote “FOR” the approval of the Amended and Restated 2021 Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2021 with management. The Audit Committee has also discussed with Grant Thornton, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee received both the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Members of the Audit Committee

Dominique Trempont (Chair)
Michael Liebowitz
Divya Seshamani

The foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, and will not be deemed to be incorporated by reference into a document filed under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although neither our Certificate of Incorporation nor our Bylaws, nor applicable law, requires stockholder ratification of the appointment of Grant Thornton, our Board believes that our stockholders should be given the opportunity to express their views on the subject. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton. Even if the appointment of Grant Thornton is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders. Grant Thornton has served as our independent registered accounting firm since 2005, inclusive of serving as Legacy Airspan’s independent registered public accounting firm prior to the Business Combination.

As previously disclosed in our filings with the SEC, on August 13, 2021, the Audit Committee approved the engagement of Grant Thornton as our independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ended December 31, 2021. Grant Thornton served as the independent registered public accounting firm of Legacy Airspan prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), New Beginnings’ independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Grant Thornton as our independent registered public accounting firm following the consummation of the Business Combination on August 13, 2021. Representatives of Marcum will not be present at the Annual Meeting.

Marcum’s report on New Beginnings’ financial statements as of December 31, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from August 20, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, but the report was modified to contain an explanatory paragraph indicating correction of misstatements.

During the period from August 20, 2020 (inception) through December 31, 2020, and in the subsequent interim period through August 13, 2021 (the “Relevant Period”) there were no disagreements, as the term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K, promulgated by the SEC pursuant to the Exchange Act, with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report on New Beginnings’ financial statements.

During the Relevant Period, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-Km promulgated by the SEC pursuant to the Exchange Act, except that in connection with New Beginnings’ internal control over financial reporting there was a material weakness. Management identified a specific deficiency related to controls over proper classification of certain warrants that New Beginnings issued with its IPO and private placement that constituted a material weakness in New Beginnings’ internal controls over financial reporting as of December 31, 2020. We did not maintain effective internal controls related to the proper classification and accounting of warrants that were a part of IPO and private placement during the period from August 20, 2020 (inception) through December 31, 2020. This material weakness resulted in material misstatements and audit adjustments to warrant liability, common stock subject to possible redemption, common stock, additional paid-in capital, accumulated deficiency, warrant issuance costs and change in fair value of warrants to the consolidated financial statements for the period from August 20, 2020 (inception) through December 31, 2020.

During the Relevant Period, neither we, nor (to our knowledge) anyone acting on our behalf consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by Grant Thornton that Grant Thornton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the SEC pursuant to the Exchange Act, and the related instructions to Item 304 of Regulation S-K, promulgated by the SEC pursuant to the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated by the SEC pursuant to the Exchange Act.

We have provided Marcum with a copy of the foregoing disclosures and have requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to Item 304(a) of Regulation S-K, promulgated by the SEC pursuant to the Exchange Act, and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on August 19, 2021.

Required Vote

The ratification of the appointment of Grant Thornton requires the affirmative vote of a majority in voting power of the votes cast on this proposal. For this purpose, “votes cast” means all votes cast in favor of or against this proposal by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, provided a quorum is present, but will not include abstentions or broker non-votes. Accordingly, if you “ABSTAIN” from voting with respect to this proposal, it will have no effect on the vote for this proposal. Similarly, broker non-votes will also have no effect on the vote for this proposal.

Board Recommendation

Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Principal Accounting Fees and Services

The aggregate fees billed by Grant Thornton for professional services rendered to us for the fiscal years ended December 31, 2021 and 2020 are set forth in the table below.

	For the Fiscal Years Ended December 31,
	2021	2020
Audit Fees(1)	$746,948	$539,267
Audit-Related Fees(2)	—	—
Tax Fees(3)	34,442	84,226
All Other Fees(4)	—	—
Total	$781,390	$623,494

____________

(1)      Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, reviews of interim financial information and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. The aggregate fees billed in 2021 include audit services related to the Business Combination.

(2)      Audit-related fees consist of fees that are reasonably related to the performance of the audit or review of our financial statements and are not reported as audit fees.

(3)      Tax fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)      Other fees consist of fees not otherwise reported as audit fees, audit-related fees or tax fees.

Pre-Approval Policy

Our Audit Committee charter requires the Audit Committee to review and pre-approve all audit services and all permissible non-audit services to be performed for us by our independent registered public accounting firm, other than non-audit services that are subject to exceptions to pre-approval available under applicable laws and rules related to immaterial aggregate amounts of services. All services provided by of our independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2020 were pre-approved by the Audit Committee.

ADDITIONAL INFORMATION

Stockholder Proposals for 2023 Annual Meeting of Stockholders

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431, Attention: Secretary, no later than January 10, 2023. The proposal must comply Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2023 annual meeting of stockholders, a notice of such nomination or proposal must be in writing and delivered to or mailed and received by our Secretary at our principal executive offices at the address specified above not later than March 23, 2023, and not before February 21, 2023, unless the date of the 2023 annual meeting of stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, in which case such notice must be delivered to or mailed and received by our Secretary at our principal executive officers at the address specified above not later than the 90th day prior to the 2023 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2023 annual meeting of stockholders is first made by us. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of director nominations and stockholder proposals.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above. However, if other matters should properly come before the Annual Meeting, or any adjournment or postponement thereof, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement.

WE WILL FURNISH, WITHOUT CHARGE, TO EACH PERSON WHOSE PROXY IS BEING SOLICITED AND WHO REPRESENTS THAT, AS OF THE RECORD DATE FOR THE ANNUAL MEETING, THEY WERE A BENEFICIAL OWNER OF SHARES OF COMMON STOCK ENTITLED TO BE VOTED AT THE ANNUAL MEETING, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING OUR CONSOLIDATED FINANCIAL STATEMENTS, UPON WRITTEN REQUEST MADE TO Airspan Networks Holdings Inc., 777 Yamato Road, SUITE 310, Boca Raton, Florida 33431, Attention: Secretary. ANY EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-K WILL ALSO BE PROVIDED UPON WRITTEN REQUEST.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ELECTRONICALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

/s/ Eric D. Stonestrom

Eric D. Stonestrom
Chief Executive Officer and Chairman of the Board
Boca Raton, Florida

May 10, 2022

APPENDIX A

AMENDED AND RESTATED

AIRSPAN NETWORKS HOLDINGS INC. 2021 STOCK INCENTIVE PLAN

Section 1.     Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons other incentives to put forth maximum efforts for the success of the Company’s business.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)     “Board” shall mean the Board of Directors of the Company.

(e)     “Business Combination Agreement” shall mean the Business Combination Agreement by and among the Company, Artemis Merger Sub Corp. and Airspan Networks Inc. dated as of March 8, 2021.

(f)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)     “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(h)     “Company” shall mean Airspan Networks Holdings Inc., a Delaware corporation, and any successor corporation.

(i)     “Director” shall mean a member of the Board.

(j)     “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k)     “Effective Time” shall mean have the meaning ascribed to that term in Section 2.01(a) of the Business Combination Agreement (referring to the effective time of the merger of the Company and Artemis Merger Sub Corp.).

(l)     “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.

(m)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)     “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(o)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(p)     “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(q)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(r)     “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

(s)     “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(t)     “Plan” shall mean the Airspan Networks Holdings Inc. Amended and Restated 2021 Stock Incentive Plan, as amended from time to time.

(u)     “Prior Plan” shall mean the Airspan Networks Inc. 2009 Omnibus Equity Plan (and any predecessor plan to such plan), as amended from time to time.

(v)     “Prior Plan Unallocated Pool” shall mean the Company Equity Plan Unallocated Pool as that term is defined in Section 3.01(a) of the Business Combination Agreement, which refers to the remaining, unused reserve available for future equity awards under the Prior Plan as of the Effective Time, converted into Shares of the Company.

(w)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z)     “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(aa)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(bb)     “Share” or “Shares” shall mean share(s) of common stock, $1.00 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(cc)     “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(dd)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.     Administration

(a)     Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the vesting and forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)     Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable law.

(c)     Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)     Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.     Shares Available for Awards

(a)     Shares Available.

(i)     Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal the sum of: (A) 10,693,450, plus (B) the Prior Plan Unallocated Pool, plus (C) any Shares subject to any outstanding award under the Prior Plan that, after the Effective Time, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below.

(ii)    On and after Effective Time, grants of new awards were permanently discontinued under the Prior Plan, but immediately after the Effective Time all outstanding awards previously granted under the Prior Plan remained outstanding and subject to the terms of the Prior Plan.

(iii)   Awards issued under the Plan after the Effective Time but before the adoption of this amended and restated Plan shall continue to be governed by the terms and conditions of the Plan in effect as of the Effective Time.

(b)     Counting Shares. Except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)     Shares Added Back to Reserve. Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)    Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)   Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)   Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)     Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)     Annual Limitation for Compensation Granted to Non-Employee Directors. The maximum value of all equity and cash-based compensation granted to a Director who is not also an employee of the Company or an Affiliate cannot exceed $500,000 in any calendar year (and for this purpose equity value is determined using grant date value under applicable financial accounting rules). Furthermore, the Committee may make exceptions to this limit in extraordinary circumstances, as the Committee may determine in its discretion, for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5.     Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.     Awards

(a)     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)    Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)   Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)    Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B)    Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)   Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)    To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(B)    All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)    Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(D)    The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)     Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to the minimum requirements in Section 6). Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)    Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)     Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e)     Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.

(f)     General.

(i)     Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)    Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)   Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other

Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee, in each case, as set forth in the applicable Award Agreement.

(iv)   Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)    Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)   Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)  Minimum Vesting. Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the commencement of the period over which performance is evaluated); provided, however, that the Award Agreement may provide for acceleration or waiver of the minimum restrictions upon a change in control solely in accordance with paragraph (viii) below or upon the Participant’s death or disability. Notwithstanding the foregoing, the following Awards that do not comply with the one (1) year minimum exercise and vesting requirements may be issued:

(A)    substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)    shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year;

(C)    Awards issued to non-employee Directors that provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual stockholder meeting date following the grant date, so long as the next annual stockholder meeting date is at least fifty (50) weeks after the immediately preceding annual meeting date; and

(D)    any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 of the Plan apply.

         Nothing in this Section 6 shall limit the authority of the Committee to amend or modify any Award to accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii) Limits on Acceleration or Waiver of Restrictions. Neither the Committee in its discretion nor an Award Agreement by operation of its terms may accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change in control or any other corporate transaction described in Section 7(b), except:

(A)    to the extent that the definitive agreement among the parties to a change in control contemplates that the acquiring or surviving entity will not assume the Awards and replace the Shares issuable thereunder with replacement equity securities with the same pre-transaction economic value and Award terms (and aggregate spread, in the case of Options or Stock Appreciation Rights), any Awards then outstanding shall vest and be paid upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) the change in control. In the case of a performance-based Award, the payout shall be calculated assuming target level performance has been achieved;

(B)    to the extent that the definitive agreement among the parties to a change in control contemplates that the acquiring or surviving entity will assume the Awards and replace the Shares issuable thereunder with replacement equity securities with the same pre-transaction economic value and Award terms (and aggregate spread, in the case of Options or Stock Appreciation Rights), then no Awards shall vest solely on account of the consummation of the change in control, but shall vest on account of any one of the following events that occurs to the Participant upon or following the change in control: (1) death; (2) disability; (3) termination without cause (or, in the case of a non-employee Director, the termination of such individual’s Board service on account of being removed from such role or otherwise not being asked to stand for re-election) within a period following the change in control specified in the Award Agreement not to exceed 24 months; or (4) resignation for good reason within a period following the change in control specified in the Award Agreement not to exceed 24 months (and in the case of a performance-based Award, the payout under (1) through (4) shall be calculated assuming target level performance has been achieved).

(ix)   Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.     Amendment and Termination; Corrections

(a)     Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)     amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)    subject to the limitations in Section 6, amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)   make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)   amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty and except as provided in Section 4(c), prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)     require stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange that is applicable to the Company;

(II)    increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)  permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)  permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)    increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or

(VI)  increase the annual limitation contained in Section 4(d) of the Plan.

(b)     Corporate Transactions. Nothing in this Section 7(b) is intended to override any limitation on the Committee, the Board or any Award terms under Section 6. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6 (e.g., limitations on re-pricing and limitations on acceleration of vesting and waiver of related restrictions), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)     either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)    that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(iii)   that the Award cannot vest, be exercised or become payable (and therefore terminate) after a date certain in the future, which may be the effective date of the event.

(c)     Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.     Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.

Section 9.     General Provisions

(a)     No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)     Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)     Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)     No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)     Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)     Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)     Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.     Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11.     Effective Date of the Plan

The Plan was originally adopted by the Board on July 23, 2021 and became effective when approved by the stockholders of the Company on August 11, 2021. The amendments to the Plan made under this Amended and Restated 2021 Stock Incentive Plan were adopted by the Board on February 8, 2022, and April 27, 2022 and shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on June 21, 2022, and such amendments shall be effective as of the date of such stockholder approval.

Section 12.     Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the earlier of the date of initial adoption of the Plan by the Board or date of initial approval by the Company’s stockholders or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AIRSPAN NETWORKS HOLDINGS INC.
AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN
SUB-PLAN FOR ISRAELI PARTICIPANTS

1.     GENERAL

1.1    This Sub-Plan (the “Sub-Plan”) shall apply only to Participants who are tax residents of the State of Israel on the date of the grant of the Award, as defined below in Section 2, and are engaged by an Israeli resident Affiliate (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the Airspan Networks Holdings Inc. 2021 Stock Incentive Plan (hereinafter the “Plan”).

1.2    This Sub-Plan is adopted pursuant to the authority of the Committee under Section 3(a) of the Plan. This Sub-Plan is to be read as a continuation of the Plan and applies to Awards granted to Israeli Participants only to the extent necessary to comply with the requirements set by Israeli law, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other category of Participants.

1.3    The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time.

1.4    Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan.

2.     DEFINITIONS

2.1    “102 Award” means any Award intended to qualify (as determined by the Committee and/or the Israeli Award Agreement and/or a tax ruling from the ITA) and which qualifies as an award under Section 102, issued to an Approved Israeli Participant.

2.2    “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Shares are then traded or listed.

2.3    “Approved Israeli Participant” means an Israeli Participant who is an employee, director or an officer of an Employer, excluding any Controlling Share Holder of the Company.

2.4    “Award” means any Award granted under the Plan settled in Shares and which will not be capable of being settled in cash including pursuant to Section 6(f)(iii) of the Plan.

2.5    “Capital Gain Award” means a Trustee 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Sections 102(b)(2) and 102(b)(3) of the Ordinance.

2.6    “Controlling Share Holder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.7    “Employer” means, for purpose of a Trustee 102 Award, an Israeli resident Affiliate of the Company which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.8    “Israeli Award Agreement” means the Award Agreement between the Company and an Israeli Participant that sets out the terms and conditions of an Award.

2.9    “ITA” means the Israeli Tax Authority.

2.10  “Non-Trustee 102 Award” means a 102 Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

2.11  “Ordinance” means the Israeli Income Tax Ordinance [New Version] – 1961, as now in effect or as hereafter amended.

2.12  “Ordinary Income Award” means a Trustee 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.13  “Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003.

2.14  “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15  “Tax” means any applicable tax and other compulsory payments, such as any social security and health tax contributions under any Applicable Law.

2.16  “Trust Agreement” means the agreement to be signed between the Company, and/or Employer and the Trustee for the purposes of Section 102.

2.17  “Trustee” means any person or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.

2.18  “Trustee 102 Award” means a 102 Award granted to an Approved Israeli Participant pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Participant.

2.19  “Unapproved Israeli Participant” means an Israeli Participant who is not an Approved Israeli Participant, including a Consultant or a Controlling Share Holder of the Company.

3.     ISSUANCE OF AWARDS

3.1    The persons eligible for participation in the Plan as Israeli Participants shall include Approved Israeli Participants and Unapproved Israeli Participants, provided, however, that only Approved Israeli Participants may be granted 102 Awards.

3.2    The Committee may designate Awards granted to Approved Israeli Participants pursuant to Section 102 as Trustee 102 Awards or Non-Trustee 102 Awards.

3.3    The grant of Trustee 102 Awards shall be subject to this Sub-Plan and shall not become effective prior to the lapse of 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.

3.4    Trustee 102 Awards may either be classified as Capital Gain Awards or Ordinary Income Awards.

3.5    No Trustee 102 Award may be granted under this Sub-Plan to any Approved Israeli Participant, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Awards, whether Capital Gain Awards or Ordinary Income Awards, that will be granted under the Plan and this Sub-Plan (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Award under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected, and shall apply to all Israeli Participants who are granted Trustee 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting Non-Trustee 102 Awards simultaneously.

3.6    All Trustee 102 Awards must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 5 below.

3.7    The designation of Non-Trustee 102 Awards and Trustee 102 Awards shall be subject to the terms and conditions set forth in Section 102.

3.8    Awards granted to Unapproved Israeli Participants shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.

4.     102 AWARD GRANT DATE

Each 102 Award will be deemed granted on the date determined by the Committee, subject to the provisions of the Plan, provided that and subject to (i) the Israeli Participant has signed all documents required by the Company or Applicable Law, and (ii) with respect to any Trustee 102 Award, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the Award will be considered as granted on the date determined by the Committee as a Non-Trustee Award.

5.     TRUSTEE

5.1    Trustee 102 Awards which shall be granted under this Sub-Plan and/or any Shares allocated or issued upon the grant, vesting or exercise of a Trustee 102 Award and/or other Shares received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102. In the event the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as Non-Trustee 102 Awards or as Awards which are not subject to Section 102, all in accordance with the provisions of Section 102.

5.2    With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Shares received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.

5.3    Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon the grant, vesting or exercise of a Trustee 102 Award unless the Company, its Israeli Affiliate and the Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.

5.4    Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such Award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.

6.     WRITTEN PARTICIPANT UNDERTAKING

6.1    With respect to any Trustee 102 Award, as required by Section 102 and the Rules, by virtue of the receipt of such Award, the Israeli Participant is deemed to have provided, undertaken and confirmed the following written undertaking (and such undertaking is deemed incorporated into any documents entered into by the Israeli Participant in connection with the grant of such Award), and which undertaking shall be deemed to apply and relate to all Trustee 102 Awards granted to the Israeli Participant, whether under the Plan and this Sub-Plan or other plans maintained by the Company, and whether prior to or after the date hereof:

6.1.1 The Israeli Participant shall comply with all terms and conditions set forth in Section 102 with regard to the Capital Gain Awards or Ordinary Income Awards, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

6.1.2 The Israeli Participant is familiar with, and understands the provisions of, Section 102 in general, and the tax arrangement under the Capital Gain Awards or Ordinary Income Awards in particular, and its tax consequences; the Israeli Participant agrees that the Trustee 102 Awards and any Shares that may be issued upon vesting or (if applicable) exercise of the Trustee 102 Awards (or otherwise in relation to such Awards), will be held by a Trustee appointed pursuant to Section 102 for at least the duration of the Holding Period under the Capital Gain Awards or Ordinary Income Awards, as applicable. The Israeli Participant understands that any release of such Trustee 102 Awards or Shares from trust, or any sale of the Shares prior to the termination of the Holding Period, will result in taxation at the marginal tax rate, in addition to deductions of any appropriate income tax, social security, health tax contributions or other compulsory payments; and

6.1.3 The Israeli Participant agrees to the Trust Agreement entered into by and between the Company, the Employer and the Trustee appointed pursuant to Section 102.

7.     THE AWARDS

The terms and conditions upon which Awards shall be granted, issued and exercised or vested under this Sub-Plan, shall be specified in an Israeli Award Agreement to be executed pursuant to the Plan and to this Sub-Plan. Each Israeli Award Agreement shall provide, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (i.e., a Capital Gain Awards or Ordinary Income Awards or Non-Trustee 102 Award or any Award granted to Unapproved Israeli Participant), and any applicable vesting provisions and exercise price that may be payable. For the avoidance of doubt, it is clarified that there is no obligation for uniformity of treatment of Israeli Participants and that the terms and conditions of Awards granted to Israeli Participants need not be the same with respect to each Israeli Participant (whether or not such Israeli Participants are similarly situated). The grant, vesting and exercise of Awards granted to Israeli Participants shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Committee (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.

8.     ASSIGNABILITY, DESIGNATION AND SALE OF AWARDS

8.1    Notwithstanding any provision of the Plan, no Award subject to this Sub-Plan or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such Award shall be given to any third party whatsoever, and during the lifetime of the Israeli Participant, each and all of such Israeli Participant’s rights with respect to an Award shall belong only to the Israeli Participant. Any such action made, directly or indirectly, for an immediate or future validation, shall be void.

8.2    As long as Awards and/or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Award and Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.     INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S APPROVAL

9.1    With regard to Trustee 102 Awards, the provisions of the Plan, the Sub-Plan and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Award Agreement.

9.2    Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to an Award pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Award Agreement, shall be considered binding upon the Company, any Israeli Affiliate and the Israeli Participants. Furthermore, if any provision of the Plan or Sub-Plan disqualifies Awards that are intended to qualify as 102 Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the 102 Awards.

10.     TAX CONSEQUENCES; DISCLAIMER

10.1  Any tax consequences arising from the grant, purchase, exercise, vesting or sale of any Award issued hereunder, from the payment for or sale of Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold Tax according to the requirements of Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Participant.

10.2  The Company and/or, when applicable, the Trustee shall not be required to release any Award or Shares to an Israeli Participant until all required Tax payments have been fully made.

10.3  Awards that do not comply with the requirements of Section 102 shall be subject to tax under Section 3(i) or 2 of the Ordinance.

10.4  With respect to Non-Trustee 102 Awards, if the Israeli Participant ceases to be employed by the Company or any Affiliate, or otherwise if so requested by the Company and/or its Affiliates, the Israeli Participant shall extend to the Company and/or its Affiliates a security or guarantee for the payment of Tax due at the time of the sale of Shares, in accordance with the provisions of Section 102.

10.5  TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY DESIGNATION OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENTS OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. NO ASSURANCE IS MADE BY THE COMPANY AND ANY OF ITS AFFILIATES (INCLUDING THE EMPLOYER) THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WILL QUALIFY AT THE TIME OF VESTING, EXERCISE OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS OF WHETHER THE COMPANY OR ITS AFFILIATES (INCLUDING THE EMPLOYER) COULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE ISRAELI PARTICIPANT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITY, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. AWARDS THAT DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE ISRAELI PARTICIPANT.

11.     ONE TIME BENEFIT

The Awards granted hereunder are extraordinary, one-time Awards granted to the Israeli Participants, and are not and shall not be deemed a salary component for any purpose whatsoever, including but not limited to, in connection with calculating severance compensation under Applicable Law, nor shall receipt of an Award entitle an Israeli Participant to any future Awards.

12.     TERM OF PLAN AND SUB-PLAN

Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any Applicable Law, applicable to Awards granted to Israeli Participants under this Sub-Plan or with the Company’s incorporation documents.

13.     GOVERNING LAW

Solely for the purpose of determining the Israeli tax treatment of Awards granted pursuant to this Sub-Plan, this Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the State of Israel, without reference to conflicts of law principles.

* * * * *

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D84155-P73480

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIRSPAN NETWORKS HOLDINGS INC.

The Board of Directors recommends you vote FOR each nominee for director:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mathew Oommen
02) Divya Seshamani
03) Eric D. Stonestrom

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval of the Airspan Networks Holdings Inc. Amended and Restated 2021 Stock Incentive Plan.	☐	☐	☐
3. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the 2022 fiscal year.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D84156-P73480

AIRSPAN NETWORKS HOLDINGS INC.
Annual Meeting of Stockholders
June 21, 2022 11:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Eric D. Stonestrom and David Brant, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AIRSPAN NETWORKS HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EDT on June 21, 2022, via live webcast at www.virtualshareholdermeeting.com/MIMO2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side